                                                                Exhibit 10(a)(1)

                         CONTRACT NO. DE-AC07-96ID13425



             SETTLEMENT AGREEMENT MODIFYING CONTRACT AT (04-3)-633,

          AS AMENDED, AND AGREEMENT NO. DE-SC07-79ID01370, AS AMENDED

                                    between

                       UNITED STATES DEPARTMENT OF ENERGY

                                      and

                       PUBLIC SERVICE COMPANY OF COLORADO

                                    CONTENTS





     I.         DEFINITIONS                                                       -1-

     II.        RECITALS                                                          -5-

     III.       MODIFICATION TO THE 1965 CONTRACT AND 1370 AGREEMENT              -6-

     IV.        TRANSFER OF TITLE, ESCROW ACCOUNT, AND ANNUAL PAYMENTS            -6-

     A.         Title to Fort St. Vrain Spent Nuclear Fuel and Source Materials   -6-

     B.         Title to the ISFSI and ISFSI Property                             -7-

     C.         Escrow Account                                                   -10-

     D.         Annual Payments                                                  -10-

     V.         ACTIVITIES, COSTS, AND OBLIGATIONS                               -12-

     A.         Operation and Maintenance (O&M) Activities                       -12-

     B.         Subcontracts                                                     -13-

     C.         Obligation of Funds                                              -14-

     D.         Price Anderson Indemnification                                   -17-

     E.         Insurance -- Litigation and Claims                               -17-

     F.         Allowable Costs                                                  -22-

     G.         Prompt Payment                                                   -23-


VI.   RELEASE OF CLAIMS                                 -27-

      A.        Certified Claim                         -27-

      B.        Federal District Court Lawsuit          -27-

VII.  GENERAL CONDITIONS                                -27-

      A.        DOE Authority                           -27-

      B.        Enforcement of Agreement                -28-

      C.        Execution of Agreement                  -29-

      D.        Continuation of Agreement               -29-

      E.        Integration                             -29-

      F.        Amendments                              -29-

      G.        Notices                                 -30-

      H.        Term of Agreement and Option to Extend  -30-

      I.        Termination                             -31-

      J.        Decontamination and Decommissioning     -32-


Appendix A         -  Property Description & Plat Map(s)
Appendix B         -  Description of Spent Fuel and Source Material
Appendix C         -  Escrow Trust Account Agreement
Appendix D         -  Coverage and Indemnity Under the Price Anderson Act
Appendix E         -  Order Related to Dismissal of District of Columbia Civil
                      Action #95-0328

Exhibit A          -  Statement of Cost (Example)

           SETTLEMENT AGREEMENT MODIFYING CONTRACT AT (04-3)-633, AS
            AMENDED, AND AGREEMENT NO. DE-SC07-79ID01370, AS AMENDED

     This Settlement Agreement (the "Agreement") modifying Contract AT (04-3)- 633, as amended, and Agreement No. DE-SC07-79ID01370, as amended, is entered into between the United States Department of Energy and Public Service Company of Colorado as of the dates set forth in the signature blocks below, and in accordance with the terms and conditions set forth herein:
-----------------------------
     I.  DEFINITIONS

     The following definitions apply for purposes of this Agreement:

     A. "PSC" means Public Service Company of Coloardo and its owned, controlled, affiliated, parent and subsidiary companies and their respective directors, officers, employees, agents, representatives, and assigns, as well as their respective predecessors and successors.

     B. "DOE" means the United States Department of Energy and its predecessors and successors, and any duly authorized representative thereof, including the Contracting Officer.

     C. "Contracting Officer" means the person executing this Agreement on behalf of DOE, and any other authorized employee who is a properly designated Contracting Officer of DOE; and the term includes the authorized representative of a Contracting Officer acting within the limits of his or her authority.

     D. "ISFSI" means the Independent Spent Fuel Storage Installation currently owned by PSC in Weld County, Colorado, including all equipment, records, tools, or other devices in PSC's possession incident to the loading, unloading, and maintenance of spent nuclear fuel and other material contents of the facility. Records shall include the controlled drawings, specification, calculations, and quality control inspection reports associated with the design, construction, and operation of the ISFSI.

     E. "ISFSI property" means the parcel of land in Weld County, Colorado on which the ISFSI is located. The ISFSI property is located adjacent to the parcel of land on which the decommissioned Fort St. Vrain Nuclear Generating Station (prior to its conversion) is located. General legal descriptions and plat maps of the ISFSI property, the ISFSI controlled property (as applicable), and the ISFSI right of way (as applicable) are attached hereto as Appendix A.

     F. "ISFSI controlled property" means the property within the "ISFSI controlled area boundary" that is delineated on the map attached hereto in Appendix A, over which controls need to be established per the requirements of the Nuclear Regulatory Commission ("NRC") license.

     G. "ISFSI right of way" means the provision for required and reasonable access to the ISFSI across private property as is necessary to provide for normal and emergency ingress and egress for operation, maintenance, and environmental monitoring. Such access shall be between the ISFSI and the nearest usable public transportation corridor or right of way.

     H. "The 1965 Contract" means Contract AT(04-3)-633 Between the United States Atomic Energy Commission, Public Service Company of Colorado and General Dynamics Corporation, entered into on July 1, 1965, and all subsequent amendments and modifications thereto.

     I. "The 1370 Agreement" means Agreement No. DE-SC07-79ID01370 Between the United States Department of Energy, Public Service Company of Colorado and General Atomic Company For Receipt by DOE of Certain Irradiated Reactor Material In Furtherance of Contract AT(04-3)-633, entered into on April 1, 1980, and all subsequent amendments and modifications thereto.

     J. "NRC license" means the current license covering the ISFSI issued to PSC by the Nuclear Regulatory Commission ("NRC") pursuant to Part 72 of Title 10 of the Code of Federal Regulations ("C.F.R."), and includes any future requirements of that license.

     K. "Operation and Maintenance Costs" or "O&M costs" means all reasonable and allowable costs relating to the ISFSI and spent nuclear fuel therein and the ISFSI property, including costs of operation and maintenance of the ISFSI and ISFSI property in a manner consistent with the NRC license and all other federal, state, and local requirements, costs relating to security, quality assurance, applicable and necessary permitting and health physics requirements, licensing fees, facility support and maintenance, overhead, reasonable bond and insurance costs (including any deductible), and reasonable associated litigation costs.

     L. "Reasonable and Allowable costs" are those costs directly allocable to and actually incurred by PSC in the performance of this Agreement which meet the following criteria: (a) costs which are necessary and appropriate based on prudent business judgement; (b) costs which are necessary to satisfy all applicable regulatory and other legal requirements for the operation and maintenance of the ISFSI; (c) costs which constitute equitable charges under generally accepted accounting principles and practices; and (d) costs which are specifically agreed upon by the parties to this Agreement; or (e) costs which are otherwise stated by PSC to be necessary and are determined to be allowable by the DOE Contracting Officer. Prior to execution of this Agreement, the Contracting Officer will review PSC's 1996 estimated costs and those costs actually incurred by PSC from December 1, 1995 through the execution of this Agreement. Based on this review, the Contracting Officer will reach an advance agreement with PSC upon the reasonableness and allowability of such costs. This advance agreement will be used for purposes of establishing a benchmark to administer this Agreement in order to avoid disputes over cost reasonableness and allowability. This advance agreement will also establish the allowability of existing contracts, bonds and insurance.

     M. "Relate" or "relating to" means, without limitation, consisting of, referring to, arising out of, reflecting or having any logical or factual connection with the matter discussed.

     N. "Spent Nuclear Fuel" means 1464 irradiated fuel elements from the former Fort St. Vrain Nuclear Generating Station currently stored in the ISFSI.

  II.  RECITALS

     A. PSC is currently storing spent nuclear fuel originating from its Fort St. Vrain Nuclear Generating Station, including spent fuel Segments 4 through 9, in the ISFSI. PSC also is maintaining source materials that are used for instrument calibration in connection with the operation and maintenance of the ISFSI. The spent fuel and calibration source materials that are the subject of this Agreement are fully described in Appendix B attached hereto.

     B. PSC submitted to DOE's Contracting Officer on June 1, 1995 a Certified Claim alleging certain breaches of the 1965 Contract and the 1370 Agreement relating to the Fort St. Vrain spent nuclear fuel (the "Certified Claim"). PSC sought, among other things, reimbursement for certain costs relating to the spent nuclear fuel and the ISFSI.

     C. PSC also filed an independent action against DOE in the United States District Court for the District of Columbia, Public Service Company of Colorado
V. Hazel R. O'Leary, Civil Action No. 95-0328 (Sporkin, J.), in which PSC claimed that it was not liable under the Energy Policy Act of 1992 for certain special assessments on the Fort St. Vrain spent nuclear fuel ("Civil Action No. 95-0328").

     D. PSC and DOE entered into a bilateral Agreement in Principle on October 19, 1995, which set forth in general the terms of an agreed upon settlement of the claims arising out of previous contracts between the parties, including those delineated in PSC's June 1, 1995 certified claim. Without admission of liability of the part of either party, PSC and DOE intend by this Agreement to settle PSC's claims described in the

Certified Claim, as well as the claims in Civil Action No. 95-0328 relating to the special assessments.

     NOW, THEREFORE, in consideration of the promises, mutual covenants and agreements set forth herein, PSC and DOE hereby agree as follows:

     III.  MODIFICATION TO THE 1965 CONTRACT AND 1370 AGREEMENT

     This Agreement between PSC and DOE supersedes and rescinds the 1965 Contract and the 1370 Agreement in their entirety. The prior obligations of PSC and DOE under the 1965 Contract and the 1370 Agreement, therefore, are discharged, and this Agreement is substituted for the 1965 Contract and the 1370 Agreement.

     IV.  TRANSFER OF TITLE, ESCROW ACCOUNT, AND ANNUAL PAYMENTS

          A.   TITLE TO FORT ST. VRAIN SPENT NUCLEAR FUEL AND SOURCE MATERIALS

     (1) Upon execution of this Agreement, DOE assumes title to the Spent Nuclear Fuel currently stored in the ISFSI, as well as the calibration source materials, now located (or to be stored) in the ISFSI. Under no circumstances, including termination, expiration or future rescission of this Agreement, will title pass back to PSC. A PSC statement describing the Spent Nuclear Fuel and the calibration source materials that are the subject of this paragraph is attached hereto as a part of Appendix B. By execution of this Agreement, PSC hereby states that, to the best of its knowledge, all such materials now stored, or to be stored in the ISFSI, are or will be in compliance with the NRC license and any applicable local, state, and/or federal regulatory requirements. DOE accepts title to the Spent Nuclear Fuel and the source materials as is, and PSC makes no further warranty in connection therewith.

     (2) In accepting title to the spent nuclear fuel currently stored in the ISFSI, DOE assumes responsibility for all payments into the Nuclear Waste Fund required under the Nuclear Waste Policy Act of 1982 (Pub.L. 97-425, 42 U.S.C. 10101 et. seq.) which were formerly the responsibility of PSC, specifically
      --- ----
Segment #9. All payments that have been made to date by PSC shall be credited toward meeting DOE's obligations for Segment #9, as they evolve.

         B.  TITLE TO THE ISFSI AND ISFSI PROPERTY

     (1) DOE will purchase the ISFSI and ISFSI property from PSC for $1 (to be paid directly by DOE to PSC), with title to the ISFSI and ISFSI property, including any future contents of the ISFSI described in section V.A. below entitled "Operation and Maintenance (O&M) Activities," passing to DOE at a closing to take place within 7 business days after compliance with all applicable legal requirements, including the transfer to DOE of the NRC license. DOE also will pay PSC a total of $15,999,999 plus accumulated interest before or at the time of such closing in settlement of all claims for costs related to the ISFSI pursuant to the terms of the escrow account described in section IV.C below entitled "Escrow Account."

     (2) Both PSC and DOE will use their best efforts to facilitate transfer of the NRC license to DOE (including transfer to DOE of all necessary and appropriate records in PSC's possession, subject to any existing confidentiality agreements, as and when required) and to finalize the transfer of title to the ISFSI and ISFSI property from PSC to DOE as soon as practicable. PSC and DOE intend that such transfer of title will occur no later than December 31, 1996. Both PSC and DOE recognize that the title transfer is subject to prior approval of the Attorney General, or her designee, and that the ISFSI NRC license transfer is subject to approval of the NRC, processes over which neither DOE nor PSC has any control. PSC will provide DOE with easements to the ISFSI controlled property as may be required by the NRC for successful transfer of the NRC license (to DOE) and the ISFSI's continued operation. PSC and DOE will also grant each other the rights of way described in Appendix A along the road going into, and through, the ISFSI property. DOE intends to submit to the NRC an application pursuant to 10 C.F.R. (S)72.50 for transfer of the NRC license from PSC to DOE on or before June 30, 1996, to the best of DOE's ability. DOE will provide in its application the necessary information described in 10 C.F.R. (S)72.22 and (S)72.28 and otherwise take such steps needed to satisfy the requirements of 10 C.F.R. (S)72.50. Prior to the closing of the purchase of, and transfer of title to, the ISFSI and ISFSI property as required by this section, PSC will provide DOE with U.S. Government-required real property surveys and legal descriptions of the ISFSI property, the ISFSI controlled property (as applicable), and the ISFSI right of way (as applicable). Following transfer of the NRC license for the ISFSI to the DOE, PSC will continue to provide support to the DOE and will enter into agreements (as necessary) with the DOE to ensure cooperation between the parties for the operation of the ISFSI, the Fort St. Vrain Power Generating Station, and any future activities to be sited on PSC property in the vicinity of the ISFSI, as deemed necessary by the NRC.

     In addition, both before and after the transfer, PSC will not install new gas or oil pipelines within one-half mile of the ISFSI before DOE obtains approval from the NRC. If requested to do so by PSC, DOE will use its best efforts to obtain such approval.

     (3) DOE's and PSC's execution of this Agreement is based on a good faith understanding between the parties that, to the best of their knowledge, the ISFSI and ISFSI property are in good order, satisfactory condition, and are compliant with all requirements of the NRC license. Prior to execution of this Agreement, PSC shall disclose, in writing, any known defects or areas of noncompliance existing in the ISFSI, the ISFSI property, or the contents of the ISFSI, or, PSC shall otherwise provide a statement to DOE that no such known defects or noncompliances exist. DOE will accept title to the ISFSI and ISFSI property subject to PSC's disclosure, NRC approval of the transfer of license, and U.S. Government required real property surveys, legal descriptions, title searches, and title insurance. No promise to alter, remodel, or improve the premises has been made by PSC or DOE, other than that necessary for continuation or transfer of a valid NRC license. If such modification to the premises is necessary pursuant to NRC requirements, the reasonable and allowable costs associated therewith will be reimbursed by DOE to PSC under this Agreement. PSC makes no additional warranty relating to the ISFSI or ISFSI property, other than warranty of free and clear title.

     (4) DOE and PSC agree that they will not at any time add any additional spent nuclear fuel to the ISFSI, and PSC will not add or remove any other materials without notice to DOE as required by section V.A. entitled "Operation and Maintenance (O&M) Activities".

        C.  ESCROW ACCOUNT

     Within 5 working days of the date of either the execution of this Agreement or upon the establishment of the trust agreement, DOE will direct deposit $14 million into an escrow account established by PSC. As set forth in the terms of the escrow account, attached hereto as Appendix C, the trustee pursuant to instructions of PSC will invest only in obligations guaranteed by the United States. The withdrawal of escrow funds will occur only as contemplated by this Agreement and the terms of the escrow account. On the date of the closing when unencumbered title to the ISFSI and ISFSI property is transferred to DOE, PSC will be entitled to receipt of all funds (principal and interest) in the escrow account.

        D.  ANNUAL PAYMENTS

     Until such time as title to the ISFSI and ISFSI property is transferred to DOE, or until Decontamination and Decommissioning per Section VII.J is complete, PSC will be entitled to Annual Payments escalated each year pursuant to the Consumer Price Index, which is defined below in this paragraph (the "Annual Payments"). The Annual Payments will be separate from and in addition to the payments by DOE to PSC of costs described in section V.F. below entitled "Allowable Costs." The first Annual Payment will be $1,999,999.00 and will be made directly by DOE to PSC within 5 working days of the date of execution of this Agreement. Thereafter, the Annual Payments will be made to PSC on the anniversary date of this Agreement, or on the first business day immediately following the anniversary of this Agreement. For the first seven such subsequent years, Annual Payments of $2 million will be paid to PSC from the escrow account. The remaining portion of the Annual Payments during these first seven years, which would be the escalated amount pursuant to the U.S. City Average Consumer Price Index for All Urban Consumers, known as the CPI-U For All Items, published by the Secretary of Labor, or its future equivalent ("CPI"), will be made directly by DOE to PSC. Annual Payments reflecting escalation pursuant to the CPI will be calculated as the product of the prior year's Annual Payment and

    THE CURRENT LEVEL OF CPI-THE LEVEL OF CPI AT THE TIME OF PRIOR PAYMENT   .
1+  ----------------------------------------------------------------------   =
                   THE LEVEL OF CPI AT TIME OF PRIOR PAYMENT

If title to the ISFSI and ISFSI property has not transferred to DOE during the first eight years of the Agreement, such that the principal in the escrow account has been depleted by the Annual Payments, then all further Annual Payments of $2 million, similarly escalated, will be made in full directly by DOE to PSC. If, after fifteen years from the date of execution of this Agreement, DOE exercises a one-time option to extend this Agreement for an additional five years pursuant to section VII.H. below entitled "Term of Agreement and Option to Extend," then the Annual Payments by DOE to PSC will be $4 million, which amount will not during such five year period be escalated for inflation. If, after twenty years from the date of execution of this Agreement, title to the ISFSI and ISFSI property has not transferred to DOE and DOE has not completed its responsibilities under Section VII.J.(1) of this Agreement regarding decontamination and decommissioning, then the $4 million Annual Payments will continue and will be escalated per the formula above, such escalation starting with the first such payment due on the twenty-first anniversary of this Agreement.

      V.   ACTIVITIES, COSTS, AND OBLIGATIONS

           A.  OPERATION AND MAINTENANCE (O&M) ACTIVITIES

     (1) Pursuant to this Agreement, until the date of transfer of title to the ISFSI and ISFSI property to DOE or until decontamination and decommissioning is complete, whichever comes first, PSC will operate and maintain the ISFSI and ISFSI property in a manner consistent with its NRC license and all other local, state and/or federal requirements, including security, quality assurance, and applicable and necessary permitting and health physics requirements. PSC will furnish such personnel, facilities, equipment, materials, supplies, and services and otherwise take actions deemed necessary for, or incident to, such operation and maintenance activities. DOE recognizes that until such time as DOE takes title to and control of the ISFSI and ISFSI property, or otherwise until DOE performs all its obligations under this Agreement, including those described in section VII.J. below entitled "Decontamination and Decommissioning," all reasonable and allowable costs to PSC and other costs reasonably incurred by PSC relating to operation and maintenance activities are for the benefit of DOE.

     (2) Until the date of transfer of title to the ISFSI and ISFSI property to DOE, PSC will have access to the ISFSI and ISFSI property for the purpose of performing its obligations under this Agreement. PSC also will have access to and use of the ISFSI and ISFSI property for the purpose of storing any radioactive material or waste in accordance with applicable permits that has been or may be generated by the operation and maintenance activities associated with the ISFSI all in accordance with the NRC license and any other regulatory requirements. PSC shall notify DOE of waste(s) accumulated in the ISFSI by type, quantity, and regulatory status on an annual basis. PSC shall give notice to DOE, at least quarterly, of any changes in the inventory of radioactive material or waste it is storing in the ISFSI. DOE agrees to manage all such radioactive waste, and all other radioactive contents of the ISFSI, as set forth in section VII.J. below entitled "Decontamination and Decommissioning." While normal operation of the ISFSI is not anticipated to generate any radioactive waste, DOE will also manage any such wastes as needed for PSC to operate and maintain the ISFSI under this Agreement.

         B.  SUBCONTRACTS

     (1) PSC may fulfill any of its obligations, or take any action, under this Agreement either directly or through subcontractors pursuant to any limitations imposed by its NRC license. DOE will cooperate fully in PSC's efforts to perform this Agreement whether through its own efforts or the efforts of subcontractors. In the event that new subcontracts for services or equipment are required, the costs of which PSC will seek reimbursement from DOE as allowable costs, DOE shall review the requirements with PSC and provide written consent to such subcontract(s). Such written consent shall not be unreasonabaly delayed or withheld. PSC will assist DOE with this review by providing supporting documentation, including information on proposed costs to PSC of subcontractors, thus allowing DOE to make an informed decision regarding the use of subcontracts.

     (2) PSC may award subcontracts without prior notice to the Contracting Officer as necessary to respond to emergencies or as necessary to take immediate actions to preserve licensing of the ISFSI. Subsequent notification to the Contracting Officer should be made within 72 hours when possible.

         C.  OBLIGATION OF FUNDS

     (1) Obligation of funds.  The total estimated cost for ISFSI activities,
         -------------------
other than annual payments per Section IV.D entitled "Annual Payments", during the 15-year base term of this Agreement is estimated not to exceed $24.5 million (1996 dollars). Of this total estimated cost, the amount presently obligated by DOE is $1.1 million for the balance of DOE fiscal year 1996 (ending September 30, 1996). This amount is available for payment of reasonable and allowable costs incurred from the effective date of this Agreement through September 30, 1996 (and beyond that date to the extent funds remain). The obligated amount may be increased unilaterally by DOE by written notice to PSC and may be increased or decreased by written agreement of the parties (whether or not by formal modification of this Agreement). DOE will use its best efforts to obligate any additional funds needed to cover PSC's costs.

     (2) Incremental funding.  Until the date of transfer of title to the ISFSI
         -------------------
and ISFSI property, this Agreement provides for an incrementally funded cost-reimbursement arrangement between PSC and DOE for ISFSI activities. It is estimated that the cost of performing ISFSI activities, not including annual payments per Section IV.D entitled "Annual Payments", during the 15-year base term of this Agreement will not exceed the estimated cost specified in subparagraph (1) above. The parties contemplate that DOE will periodically allot additional funds incrementally to the contract as needed to perform its obligations under this Agreement. PSC agrees to use its best efforts to perform the required activities pursuant to the conditions of its NRC license and to satisfy all its obligations within the estimated cost. The not-to-exceed estimate in subparagraph V.C.(1) above is an estimate only.

     (3) Limitation on payment by DOE.  Except for costs which may be incurred
         ----------------------------
by PSC pursuant to section VII.I. entitled "Termination," or section VII.J. entitled "Decontamination and Decommissioning," payment by DOE under this Agreement on account of allowable costs shall not, in the aggregate, exceed the amount obligated with respect to this Agreement. Payment on account of those costs excepted in the preceding sentence and any other allowable costs which are in excess of the amount obligated with respect to this Agreement shall be subject to the availability of funds which DOE may legally use for such purpose, provided DOE will use its best efforts to obtain the appropriation of funds for this purpose if not otherwise available.

     (4) Notices -- Contractor excused from further performance.  PSC shall
         ------------------------------------------------------
notify DOE in writing whenever the unexpended balance of funds available under paragraph (1) above is, in PSC's best judgment, only sufficient to continue contract operations at the programmed rate for 30 more days and to cover PSC's outstanding commitments and liabilities on account of costs allowable under this Agreement at the end of such period. Whenever the unexpended balance of funds available under paragraph (1) above is, in PSC's best judgment, either sufficient only to liquidate outstanding commitments and liabilities on account of costs allowable under this contract or is equal to zero, PSC shall immediately notify DOE and, unless the parties otherwise agree, PSC shall be excused from further performance of its obligations to DOE under this contract (except such performance as may become necessary in connection with termination by DOE). Thereafter, the performance of all work hereunder will be deemed to have been terminated for the convenience of DOE, when permitted, in accordance with section VII.I below entitled "Termination."

     DOE recognizes that PSC may have continuing obligations to the NRC under its NRC license to operate and maintain the ISFSI which are independent from its obligations to DOE and which will continue even if Congress does not appropriate funding to DOE for activities under this Agreement. Therefore, DOE agrees and acknowledges that because DOE will be the owner of the spent nuclear fuel and source materials in the ISFSI, all reasonable and allowable O&M costs and other costs incurred by PSC for activities covered by this Agreement are for the benefit of DOE. DOE further agrees and acknowledges that such costs would not be incurred for the benefit of PSC. DOE agrees and acknowledges that PSC may have a right of action in law or equity against the United States to recover such costs in the unlikely event that DOE does not receive additional appropriations for these amounts.

     (5) DOE's right to terminate not affected.  The giving of any notice under
         -------------------------------------
this section shall not be construed to waive or impair any right of DOE to terminate this Agreement under section VII.I. entitled "Termination."

         D.  PRICE ANDERSON INDEMNIFICATION

     (1) DOE will provide PSC with full and complete coverage and indemnity under the Price Anderson Act, as amended, 42 U.S.C. (S) 2210, et seq. (section
                                                              -------
170d of the Atomic Energy Act of 1954, as amended) as set forth in Appendix D hereto, to the extent that Price Anderson coverage is not provided by the NRC under subsections b, c, or k of the Act.

     (2) In consideration of providing indemnification under the Price Anderson Act, PSC will take steps necessary to ensure that DOE is provided copies of all correspondence between PSC and the NRC regarding the ISFSI. In addition, PSC will notify DOE immediately (in accordance with the timeframes required by the NRC) of any situation which PSC determines could possibly incur a liability to DOE under the Price Anderson Act.

         E.  INSURANCE -- LITIGATION AND CLAIMS

     (1) PSC may, with the prior written authorization of the Contracting Officer, and shall, upon the direction of the Contracting Officer, initiate litigation or legal proceedings, including proceedings before administrative agencies, in connection with this Agreement. PSC shall proceed with such litigation or proceedings in good faith and as directed from time to time by the Contracting Officer, and in accordance with DOE-approved contractor litigation management procedures. The reasonable and allowable costs relating to such litigation or legal proceedings will be reimbursed by DOE.

     (2) PSC shall give the Contracting Officer immediate notice in writing of any action, including any proceeding before an administrative agency, filed against PSC arising out of the performance of this Agreement, and of any claim against PSC, the costs and expenses of which PSC would propose to submit as a claim for allowable costs under section V.F. of this Agreement entitled "Allowable Costs." Except as otherwise directed by the Contracting Officer in writing, PSC shall furnish immediately to the Contracting Officer copies of all pertinent papers received by PSC with respect to such action or claim. PSC, with the prior written authorization of the Contracting Officer (which authorization will not be unreasonably withheld), shall proceed with such litigation in good faith and as directed from time to time by the Contracting Officer, and in accordance with DOE-approved contractor litigation management procedures. The reasonable and allowable costs relating to such litigation or legal proceedings will be reimbursed by DOE.

     (3) (a) Except as provided in paragraph (3)(b) of this section, PSC shall procure and maintain such bonds and insurance that are reasonable and are otherwise required in writing by the Contracting Officer. PSC shall obtain the Contracting Officer's approval to secure new, or to renew existing bonds and insurance that are not required by law or regulation, and for which PSC seeks reimbursement from DOE. The Contracting Officer's disapproval will be limited to the allowability of costs.

     (b) PSC may, with the approval of the Contracting Officer, maintain a self-insurance program; provided that, with respect to workers' compensation, PSC is qualified pursuant to statutory authority. The reasonable cost of such program will be an allowable cost.
     (c) All bonds and insurance required by the Contracting Officer shall be in a form and amount and for those periods as the Contracting Officer may require or approve and with sureties and insurers approved by the Contracting Officer.

  (4) PSC agrees to submit for the Contracting Officer's approval, to the extent and in the manner required by the Contracting Officer, any other bonds and insurance that are maintained by PSC in connection with the performance of this Agreement and for which PSC seeks reimbursement.

  (5) Except as provided in subparagraphs (7) and (8) of this section, or specifically disallowed elsewhere in this agreement, PSC shall be reimbursed ---

     (a) For the reasonable cost of bonds and insurance required in accordance with the terms of this Agreement or approved under this section, and

     (b) For liabilities (and expenses incidental to such liabilities, including litigation costs) to third persons not compensated by insurance or otherwise without regard to and as an exception to section IV.D of this Agreement entitled, "Obligation of Funds."

     (6) DOE's liability under paragraph (5) of this section is subject to the availability of appropriated funds. Nothing in this Agreement shall be construed as implying that Congress will, at a later date, appropriate funds sufficient to meet deficiencies.

     (7) Notwithstanding any other provision of this Agreement, PSC shall not be reimbursed for liabilities (and expenses incidental to such liabilities, including litigation costs, counsel fees, judgment and settlements)--

               (a) Which are otherwise unallowable by law or the provisions of this Agreement; or

               (b) For which PSC has failed to insure or to maintain insurance as required by law, this Agreement, or by the written direction of the Contracting Officer.

     (8) Notwithstanding any other provision of this Agreement, PSC's liabilities to third persons, including employees, (and any expenses incidental to such liabilities, including litigation costs) are not allowable if such liabilities were caused by the willful misconduct or lack of good faith of PSC's managerial personnel.

               (a) Punitive damages are not allowable unless PSC demonstrates to the Contracting Officer that the act or failure to act which gave rise to the liability resulted from compliance with specific terms and conditions of this Agreement or written instructions from the Contracting Officer.

               (b) The cost of insurance obtained by PSC to cover third-party liabilities, referenced in paragraph (8) above, is unallowable.

     (9) PSC may, at its own expense and not as an allowable cost, procure for its own protection insurance to compensate for any unallowable or unreimbursable costs incurred in connection with its performance.

     (10) If any suit or action is filed or any claim is made against PSC, the cost and expense of which is to be reimbursed to PSC under this Agreement, and the risk of which is then uninsured or is insured for less than the amount claimed, PSC shall ---

               (a) Immediately notify the Contracting Officer and promptly furnish copies of all pertinent papers received;

               (b) Authorize DOE representatives to collaborate with: in-house or DOE-approved outside counsel in settling or defending the claim; or counsel for the insurance carrier in settling or defending the claim when the amount of the liability claimed exceeds the amount of coverage, unless precluded by the terms of the insurance contract; and

               (c) Authorize DOE representatives to settle the claim or to defend or represent PSC in and/or to take charge of any litigation, if required by DOE, when the liability is not insured or covered by bond. In any action against more than one DOE contractor, DOE may require the contractors to be represented by common counsel. Counsel for PSC may, at PSC's own expense, be associated with DOE representatives in any such claim or litigation.

     (11) For purposes of this section, the term "litigation costs" includes but is not limited to the following: administrative and clerical expenses; the cost of legal services, whether performed by in-house or DOE-approved private counsel; the costs of the services of accountants, consultants, or others retained by PSC to assist it; all elements of compensation, related costs, and expenses of employees, officers, and directors; and any similar costs incurred before, during, and after commencement of a judicial or administrative proceeding which bear direct and substantial relationship to the proceedings.

         F.  ALLOWABLE COSTS

     (1) In addition to making the Annual Payments described in section IV.D above entitled "Annual Payments," DOE will promptly reimburse PSC for reasonable and allowable ISFSI operation and maintenance (O&M) costs, to include those defined in section I.K above and the costs of ISFSI subcontracts, bonds, insurance, and litigation incurred in compliance with the corresponding sections of this section V, as provided in section V.G below entitled "Prompt Payment.". DOE will reimburse PSC for such reasonable and allowable O&M costs incurred beginning February 1, 1996, if this Agreement is executed on or before February 29, 1996. Upon review and agreement of the Contracting Officer, DOE will reimburse PSC for any costs on a pro-rata basis paid prior to February 1, 1996, to the extent that such costs cover ISFSI activities occurring after February 1, 1996 (e.g., prepayment of NRC license fees, taxes, insurance, etc.).

     (2) PSC shall provide to the Contracting Officer an itemized list of estimated costs on an annual basis no later than August 1 preceding the next DOE fiscal year (October 1 through September 30).

     (3) The parties agree that the Federal Acquisition Regulations (FAR) Part 31 will serve as a guide regarding the "allowability" or "reasonableness" of costs, but is not determinative of what is a reasonable cost under the circumstances.

         G.  PROMPT PAYMENT

     (1) DOE will make invoice payments under the terms and conditions specified in this section. Payment will be considered as being made on the day a check is received by PSC, or an electronic funds transfer is made. An invoice is PSC's bill or written request for payment under this Agreement submitted to the Contracting Officer or a designated billing office specified by the Contracting Officer.

     (2) The due date for making invoice payments by DOE will be the 30th day after the Contracting Officer or designated billing office has received an invoice from PSC. DOE will pay interest at the U.S. Treasury Renegotiation Rate on any amount not paid on time.

     (3) An invoice must include the following items:

         (a)  PSC's name and address;

         (b)  Invoice date;

         (c)  Agreement number;

     (d)       Invoice number;

     (e)       Identify billing period covered;

     (f)       Invoice amount

     (g)       Name and address of PSC official to whom payment is to be sent;
               and

     (h) Name, title, phone number and mailing address of person to be notified in event of a defective invoice;

     (i) The Statement of Cost shall be completed substantially as shown in exhibit A, making due allowance for PSC's cost accounting system. Costs claimed shall be only those recorded costs authorized for billing as reasonable and allowable costs under this Agreement. Indirect costs claimed shall reflect actual experience, but in no event shall exceed those approved for billing purposes by a cognizant federal agency. Additional supporting data for claimed costs shall be provided in such form and reasonable detail as an authorized representative of the Contracting Officer may require.

  (4) Billing Period.  An invoice shall be submitted no more frequently than
      --------------
monthly (unless prior written consent of the Contracting Officer for more frequent billing is obtained).

                      THIS PAGE LEFT INTENTIONALLY BLANK.

     (5)  Submission.
          ----------

          (a) PSC shall submit an original plus two copies of the Statement of Cost,

                    to:

                    U.S. Department of Energy
                    Idaho Operations Office
                    850 Energy Drive, MS-1242
                    ATTN: Financial Services Division
                    Idaho Falls, Idaho  83401-1563

          (b) The Statement of Cost must be signed by an authorized official of PSC.

     (6) If the invoice does not comply with these requirements, PSC will be notified of the defect within 7 calendar days after DOE receives the invoice. If DOE fails to make prompt notification within this 7 calendar day period, an increment of time equal to the number of days beyond 7 days will be subtracted from the 30 day period allowed for payment once the corrected invoice is received.

VI.  RELEASE OF CLAIMS

     A.        CERTIFIED CLAIM

     PSC hereby releases and discharges DOE from any and all claims arising out of the subject contracts [Contract No. AT (04-3)-633, as amended, and Agreement No. DE-SC07-79ID01370, as amended], including any claims for costs delineated in PSC's certified claim dated May 26, 1995, which was submitted to DOE's Contracting Officer in the Idaho Operations Office on June 1, 1995.

     B.  FEDERAL DISTRICT COURT LAWSUIT

     PSC will cause its lawsuit in the federal district court for the District of Columbia (Civil Action No. 95-0328) against DOE relating to the SWU assessments ("separative work units") to be dismissed with prejudice. PSC hereby relinquishes its right to any claim for refund of SWU assessments pursuant to the Energy Policy Act, 28 U.S.C. (S)2297g-1. A copy of the Order relating to such dismissal is attached hereto as Appendix E.

VII.  GENERAL CONDITIONS

     A.        DOE AUTHORITY

     (1) To the best of its knowledge and belief, DOE represents that all provisions of this agreement are lawful and enforceable and that it has authority to enter into this Agreement, including authority to provide Price Anderson Act indemnification to PSC. Such authority includes that granted by Congress under section 170d of the Atomic Energy Act of 1954 as described in section V.D above; the Price Anderson Act, 42 U.S.C. (S)2210d; the

DOE Organization Act, Pub. L. 95-91, 42 U.S.C. (S)7101, et seq.; and the Nuclear
                                                        ------
Waste Policy Act of 1982, Pub. L. 97-425, 42 U.S.C. 10101, et seq., and other
                                                           ------
statutes.

     (2) DOE and PSC have agreed that this Agreement is not subject to the Federal Acquisition Regulation ("FAR") pursuant to FAR 1.104 and 2.101, 48 C.F.R. (S)(S) 1.104 and 2.101.

     (3) The parties have agreed that nothing in this Agreement abrogates the authority of the Comptroller General under 41 U.S.C. (S) 254d.

         B.  ENFORCEMENT OF AGREEMENT

     (1) If any provision or part of this Agreement is deemed unenforceable, e.g., because of a lack of obligated or available funds, then PSC may seek monetary recovery from DOE for services rendered, and, may seek (i) reformation of the Agreement to delete those portions of the Agreement allegedly entered into without authority from the remainder of the Agreement and/or (ii) rescision of the Agreement.

     (2) If either DOE or PSC fail to meet any of their obligations under this Agreement, either party may seek redress therefrom, and seek enforcement of this Agreement, as well as seek recovery of any damages, costs and attorneys fees associated therewith, in any court or board of contract appeals having competent jurisdiction.

     C.  EXECUTION OF AGREEMENT

     PSC and DOE hereby represent that the person executing this Agreement on their behalf is fully authorized and empowered to enter into the terms and conditions of the Agreement and to execute the same.

     D.  CONTINUATION OF AGREEMENT

     Each term of this Agreement is binding on, and inures to the benefit of, PSC and DOE and their respective successors, transferees, assigns, representatives, principals, agents, officers, directors, and employees.

     E.        INTEGRATION

     This Agreement prevails over prior communications regarding the matters contained herein between PSC and DOE or their representatives. This Agreement is an integrated agreement and contains the entire agreement regarding the matters herein and no representations, warranties, or promises have been made or relied upon other than as set forth herein. This Agreement was drafted by counsel for PSC and DOE and shall not be a presumption or construction against either party; each party expressly waiving the doctrine of contra proferentum.

     F.        AMENDMENTS

     This Agreement may not be amended or modified except by a written instrument signed by the duly authorized representatives of PSC and DOE.

     G.  NOTICES

     Any statements, communications or notices to be provided under this Agreement shall be sent by overnight courier, or by fax and regular mail, as follows:

     Contracting Officer
     Procurement Services Division
     U.S. Department of Energy, Idaho Operations Office
     850 Energy Drive
     Idaho Falls, ID  83401-1563

     A. Clegg Crawford
     Vice President
     Engineering and Operations Support
     Public Service Company of Colorado
     P. O. Box 840
     Denver, CO  80201-0840

     H.        TERM OF AGREEMENT AND OPTION TO EXTEND

     The term of this Agreement is for a period of up to 15 years from the date the Agreement is executed, except that DOE has the right to exercise one option to extend the term of the Agreement for an additional five years. At least twenty four months prior to the date on which this Agreement would otherwise expire, DOE will provide written notice to PSC that it intends to exercise the 5-year option to extend.

         I.  TERMINATION

     (1) Notwithstanding section VII.H above entitled "Term of Agreement and Option to Extend," this Agreement will terminate on the date title to the ISFSI and ISFSI property transfers to DOE.

     (2) If title to the ISFSI and ISFSI property cannot be transferred to DOE because the Nuclear Regulatory Commission (NRC) does not approve transfer of the PSC license to DOE or because of any other legal impediment prohibiting transfer of title, then this Agreement will expire in accordance with section VII.H above entitled "Term of Agreement and Option to Extend."

     (3) DOE may elect to terminate this Agreement for default or convenience at any time, except that DOE waives its right to terminate those provisions of this Agreement which directly relate to and are specifically funded through the escrow account established in section IV.C. entitled "Escrow Account", until funds in the escrow account are exhausted, or until eight years after the date this Agreement is executed, whichever comes first. No termination or expiration of this Agreement will affect DOE's or PSC's responsibilities to perform their executory obligations under this Agreement, including those under section VII.J. below entitled "Decontamination and Decommissioning."

     (4) Upon termination or expiration of this Agreement (including any extension), PSC will discontinue work and the placing of orders for materials, facilities, supplies, and services in connection with the operation and maintenance of the ISFSI except as provided in paragraph VII.J.(1)(e) below and, to the extent directed by the Contracting Officer, will cancel, promptly settle or otherwise transfer to DOE existing orders, subcontracts and commitments pertaining to this Agreement. In accordance with section V.F. of this Agreement entitled "Insurance -- Litigation and Claims," DOE will assume responsibility for any and all obligations, commitments, and claims that PSC may have undertaken or incurred, the costs of which are reasonable and allowable in accordance with section V.B. of this Agreement entitled "Allowable Costs."

     (5) If title to the ISFSI and ISFSI property has not transferred to DOE, upon termination of the Agreement, the interest payments remaining in the trust/escrow account will be remitted to the Miscellaneous Receipts Account of the United States Treasury Department. Any principal remaining in the escrow account will be transferred to PSC.

         J.  DECONTAMINATION AND DECOMMISSIONING

     (1) If title to the ISFSI and ISFSI property has not transferred to DOE, at the expiration or termination of this Agreement (including any extension), as a condition of such expiration or termination DOE shall:

     (a) Remove, transport and dispose of all spent nuclear fuel and the calibration source materials from the ISFSI and ISFSI property;

     (b) Decontaminate and decommission the ISFSI in a manner that satisfies all federal, state and local laws and regulations and in a manner that complies with the decontamination and decommissioning plan approved by the NRC;

     (c) Remove and dispose of all waste from the ISFSI and ISFSI property, including any low or high level waste, mixed waste or greater-than class-C waste, or waste created by the operation, maintenance, decontamination or decommissioning of the ISFSI;

     (d) Take all necessary steps to support PSC's termination of its NRC license and relieve PSC from any obligations relating to the ISFSI, including all regulatory obligations, and reimburse PSC for any costs associated with the termination of NRC license requirements; and

     (e) Reimburse PSC for all reasonable and allowable costs for operation and maintenance of the ISFSI under their NRC license, including the reasonable and allowable cost of associated regulatory fees until decontamination and decommissioning is complete. In addition, DOE will pay PSC annual payments in accordance with section IV.D. above entitled "Annual Payments" until decontamination and decommissioning is complete.

     (2) If title to the ISFSI and ISFSI property has not transferred to DOE, at the expiration or termination of this Agreement (including any extension), DOE will begin performance of the above obligations, (a) through (e), at such time as is necessary to complete these obligations prior to termination of PSC's NRC license under 10 C.F.R. (S) 72.54. In consideration of DOE's obligations above, PSC agrees to cooperate with the DOE by renewing its NRC license for the ISFSI in the unforseen event that neither an NRC-licensed monitored retrievable storage (MRS) installation (under 10 C.F.R. (S) 72) nor geologic repository is available for accepting the spent nuclear fuel stored in the ISFSI at least 5 years prior to the expiration of PSC's current NRC license for the ISFSI. The reasonable and allowable costs of such renewal of PSC's NRC license will be reimbursed by the DOE.

     (3) DOE will provide PSC with at least three months prior notice of DOE's intent to begin fulfilling its responsibilities under Section VII.J.(1), so that PSC can notify the NRC pursuant to 10 C.F.R. (S)72.54(d) (or any subsequent regulatory requirement). DOE, consistent with its responsibilities under this Agreement, including its responsibility for decommissioning the ISFSI, will prepare an appropriate final decommissioning plan for submission by PSC to the NRC within nine months following PSC's notice to the NRC. Consistent with 10 CFR. (S)72.54 and other regulatory requirements, DOE will begin decommissioning the ISFSI upon approval of the final decommissioning plan by the NRC, and will complete decommissioning as soon as practicable, but no later than twenty four months following approval of the plan. DOE will assist PSC in making any necessary certifications and submissions of information to the NRC required by 10 C.F.R. (S)72.54(k)
and (l) and other regulatory requirements, and will take all other steps necessary to cause the NRC to terminate the NRC license.

     (4) Upon transfer of title to the ISFSI and ISFSI property to DOE, or within five business days following commencement of DOE's obligations under paragraph (1) above, or prior to either event, as mutually agreed to between PSC and DOE, PSC will transfer to DOE title to the two TN-FSV spent fuel shipping casks owned by PSC that were purchased for the purpose of decommissioning the ISFSI. PSC will furnish DOE with any pertinent existing documentation such as certification, design, manufacturing, testing and licensing documents (subject to any existing confidentiality agreements) necessary for the use of the shipping casks and/or transfer to DOE, or acquisition of appropriate licenses and/or approvals for use. DOE shall be responsible for requesting and effecting transfer of such licenses or approvals relating to the shipping casks. All of PSC's reasonable and allowable costs directly associated with maintaining the shipping casks and transferring the casks to DOE will be allowable costs under this Agreement.

     (5) Whether or not title to the ISFSI and ISFSI property transfers to DOE, PSC will contribute to the cost of decontaminating and decommissioning the ISFSI and ISFSI property by paying DOE the full amount contained in the prefunded escrow account required by the NRC for purposes of decommissioning the ISFSI (less any escrow fees which may be outstanding if normally paid from escrow funds). PSC will transfer this amount to DOE (or provide necessary access to these funds consistent with NRC requirements) within 7 business days after NRC approval of the final decommissioning plan if title to the ISFSI and ISFSI property has not transferred to DOE prior to termination or expiration of this Agreement, or,

PSC will transfer this amount to DOE on the date title to the ISFSI and ISFSI property is transferred to DOE, whichever is first to occur. DOE will be responsible for all other costs relating to the decontamination and decommissioning of the ISFSI. This Agreement requires PSC to maintain this amount in an escrow account, per NRC requirements, until such funds are transferred to DOE. If subsequent to the execution of this Agreement, the NRC requires PSC to place additional funds in the ISFSI decommissioning escrow account, or otherwise to set aside additional funds for the purposes of decommissioning the ISFSI, or for purposes related to the ISFSI or spent nuclear fuel therein, then the costs of doing so will be a reasonable and allowable cost under this Agreement.

     IN WITNESS WHEREOF, DOE and PSC have executed this Agreement by their duly authorized representative.


------------------------------------------------------
United States Department of Energy



By:  /s/ Brad G. Bauer
   ---------------------------------------------------
          Brad G. Bauer

Title:    Contracting Officer, Idaho Operations Office
      ------------------------------------------------

Date:     February 9, 1996
     -------------------------------------------------



------------------------------------------------------
Public Service Company of Colorado


By:  /s/ A. Clegg Crawford
   ---------------------------------------------------
          A. Clegg Crawford

Title:    Vice President, Engineering
          and Operations Support
      ------------------------------------------------

Date:     February 9, 1996
     -------------------------------------------------

                                   APPENDIX A



                       Property Description and Plan Map

                       APPENDIX A TO SETTLEMENT AGREEMENT
                            DESCRIPTION OF PROPERTY


  DESCRIPTION OF ISFSI PROPERTY, ISFSI CONTROLLED PROPERTY, AND ISFSI RIGHT OF
  ----------------------------------------------------------------------------
  WAY.
  ----

The attached survey, supplemented by the descriptions below, describes the ISFSI property and easements contemplated by this settlement agreement. Such transfers will be accomplished, and easements granted, at the time of the closing (transfer of title of the ISFSI to DOE) that is described in this settlement agreement

DEEDED PROPERTY:

"Parcel A" is the ISFSI property, which consists of a parcel of land of approximately 3.83 acres. Legal papers will be prepared by PSC for the purpose of conveying Parcel A to DOE at the time of the closing (transfer of title of the ISFSI to DOE) that is described in this settlement agreement. Such conveyance will not include water rights or any subsurface mineral rights.

EASEMENTS GRANTED BY PSC:

The following easements will be granted by PSC to DOE consistent with controlled property requirements anticipated to be necessary by the NRC for transfer of the ISFSI 10 CFR (S) 72 license to DOE. Granting of these easements is consistent with providing DOE with ISFSI controlled property and right of ways consistent with that established in the current NRC 10 CFR (S) 72 license held by PSC.

 .    "Easement Parcel B" pertains to approximately 7.23 acres of land north and east of the ISFSI property, Parcel A, described above. The land extends out from the ISFSI property to the ISFSI controlled area boundary described in connection with the NRC license. This easement will expire upon eventual termination of the 10 CFR (S) 72 license for the ISFSI held by DOE, its assigns, or successor organizations. Ownership of the land described in Easement Parcel B remains with PSC.

 .    "Easement Parcel C" pertains to approximately 1.18 acres of land located southwest of the ISFSI property, Parcel A, described above. The land extends out from the ISFSI property to the ISFSI controlled area boundary described in connection with the NRC license. This easement will expire upon eventual termination of the 10 CFR (S) 72 license for the ISFSI held by DOE, its assigns, or successor organizations. Ownership of the land described in Easement Parcel B remains with PSC.

 .    "Access Easement D" will convey a 40 foot wide access easement (right of way) along the road approaching the northwest corner of the ISFSI property and entering into the ISFSI property from the north. This easement would survive termination of the 10 CFR (S) 72 license. Ownership of the land described in Access Easement D remains with PSC.

EASEMENT GRANTED BY DOE:

The following easement will be granted by DOE to PSC in order to provide PSC with north access to their Fort St. Vrain Generating Station, and is consistent with controlled property requirements anticipated to be necessary by the NRC for transfer of the ISFSI 10 CFR (S) 72 license to DOE.

 .    "Access Easement E" will convey a 40 foot wide access easement (right of way) along the road entering the ISFSI property from the north and exiting the southwest edge of the ISFSI property. This easement would survive termination of the 10 CFR (S) 72 license. Ownership of the portion of the land described in Access Easement E within Parcel A remains with DOE.

                                   APPENDIX B



                 Description of Spent Fuel and Source Material

                      APPENDIX B TO SETTLEMENT AGREEMENT
                 DESCRIPTION OF SPENT FUEL AND SOURCE MATERIAL

Attached is documentation concerning the quantity and location of irradiated reactor fuel at the Fort St. Vrain independent Spent Fuel Storage Installation (ISFSI) and a copy of the source certification for the Americium-Beryllium source to be stored at the ISFSI (Attachment SF-1, Source Certification).

Attachment SF-2, location of Spent Fuel in the ISFSI, is a listing of each fuel storage well in the ISFSI which contains irradiated reactor fuel from Fort St. Vrain Nuclear Generating Station and the fuel handling units (FHU or "fuel blocks"). This information is summarized from plant records and provides reference to appropriate procedural and reporting data.

Attachment SF-3, DOE/NRC Form 742C, Physical Inventory Listing, identifies the total quantity of special nuclear material (SNM) in accordance with the reporting requirements of 10 CFR 74 and includes indication of total quantity of SNM by owner.

Attachment SF-4, ISFSI inventory, is a copy of the latest inventory of the ISFSI storage wells and is used to identify those wells which (1) contain irradiated reactor fuel as indicated by a seal number, (2) are empty, and (3) those containing an empty fuel storage canister (FSC).

Additional information concerning FSV irradiated reactor fuel can be found in plant files and the following documents submitted in accordance with Agreement
No.: DE-SCO7-79IDO1370:

     (1) letter, Fuller to Petrollo, Transmittal of Spent Fuel Shipping Data, dated February 11, 1991 (P-91073)

     (2) letter, Fuller to Petrollo, Response to DOE Comments on the Fort St. Vrain Fuel Receipt Criteria, Part A, dated December 29, 1990 (P-90368)

     (3) letter, Fuller to Ofte, Transmittal of Spent Fuel Shipping Data, dated August 31, 1989 (P-89346)


Signed:

/s/ Steven M. Goebel                         02/09/1996
-------------------------------------------------------
Steven M. Goebel, Nuclear Materials Custodian

                                Attachment SF-1



                             Source Certification

      [SHIPPING DATA FORM OF MONSANTO RESEARCH CORPORATION APPEARS HERE]

         (CHART OF PERMISSABLE LEVELS OF NEUTRONS IN AIR APPEARS HERE)

                                ATTACHMENT SF-2

                      Location of Spent Fuel in the ISFSI

------------------------------------------------------------------------------------------------------------------------------------
                  ISFSI       Date        From    Transaction                                                            P-Letter #
 LOAD    ISFSI   Procedure   Loaded       Core       Number                  Fuel Element Serial Numbers                   (To DOE)
 SEQ.    Vault    FHPWP-    in ISFSI     Region     YVB-XLO-                                                                  P-
------------------------------------------------------------------------------------------------------------------------------------
  1      A45     400-A45     12/27/91      35       0001       6-4507    5-5821    1-5888    1-4050    5-4013    6-5716    91453
------------------------------------------------------------------------------------------------------------------------------------
  2      A44     400-A44     12/30/91    26 & 35    0002       5-5697    1-5718    5-1038    6-2723    6-2866    1-1063    91462
------------------------------------------------------------------------------------------------------------------------------------
  4      A43     400-A43     12/31/91      30       0003       2-1319    5-1599    1-0040    1-1713    5-1020    5-2033    91465
------------------------------------------------------------------------------------------------------------------------------------
  3s     A42     400-A42     01/01/92    26 & 30    0004       5-1244    5-0448    5-1633    1-1703    2-0437    1-2784    92002
------------------------------------------------------------------------------------------------------------------------------------
  6      A41     400-A41     01/01/92    20 & 30    0005       5-2876    1-1019    5-1693    7-0807    5-2176    5-0397    92002
------------------------------------------------------------------------------------------------------------------------------------
  5      A40     400-A40     01/02/92      30       0006       5-0514    5-1064    1-2009    1-2316    1-4572    1-5891    92002
------------------------------------------------------------------------------------------------------------------------------------
  7      A39     400-A39     01/02/92    20 & 35    0007       6-5701    1-2027    1-2921    6-0729    5-1141    5-2118    92005
------------------------------------------------------------------------------------------------------------------------------------
  9      A38     400-A38     01/03/92    30 & 35    0008       5-2764    5-0507    2-2644    5-0710    1-5890    5-4485    92005
------------------------------------------------------------------------------------------------------------------------------------
  8      A37     400-A37     01/03/92    20 & 30    0009       8-0091    1-1478    3-1980    2-0780    1-2217    1-0454    92008
------------------------------------------------------------------------------------------------------------------------------------
  10     A36     400-A36     01/04/92    20 & 30    0010       5-1731    1-2526    1-0628    1-1048    5-0818    5-0274    92008
------------------------------------------------------------------------------------------------------------------------------------
  12     A35     400-A35     01/04/92    26 & 34    0011       1-2395    1-2387    1-2472    1-2782    5-0830    5-2590    92008
------------------------------------------------------------------------------------------------------------------------------------
  13     A34     400-A34     01/05/92      20       0012       5-1414    1-2448    6-2774    1-2716    5-0709    1-1783    92008
------------------------------------------------------------------------------------------------------------------------------------
  11     A33     400-A33     01/06/92    26 & 30    0013       5-1168    2-0496    1-1905    1-2625    6-2593    1-1441    92008
------------------------------------------------------------------------------------------------------------------------------------
  14     A32     400-A32     01/06/92      36       0014       5-5856    5-5841    1-4307    1-6008    1-1422    5-2517    92010
------------------------------------------------------------------------------------------------------------------------------------
  15     A31     400-A31     01/07/92    30 & 34    0015       2-1831    5-0838    1-1199    5-0788    5-0972    5-0059    92010
------------------------------------------------------------------------------------------------------------------------------------
  16     A30     400-A30     01/09/92      37       0016       2-2164    5-2506    5-0371    5-2006    1-1352    1-0270    92016
------------------------------------------------------------------------------------------------------------------------------------
  17     A29     400-A29     01/09/92      37       0017       5-2103    5-2136    4-2435    4-0929    1-0635    5-0376    92025
------------------------------------------------------------------------------------------------------------------------------------
  18     A28     400-A28     01/10/92      37       0018       1-2007    2-1539    5-2117    5-0999    1-0879    1-1427    92025
------------------------------------------------------------------------------------------------------------------------------------
  19     A27     400-A27     01/10/92      37       0019       1-0924    1-0750    1-2555    5-2626    2-2892    5-1246    92019
------------------------------------------------------------------------------------------------------------------------------------
  20     A26     400-A26     01/11/92      37       0020       1-1548    1-1644    5-0767    2-2197    5-1868    5-1431    92019
------------------------------------------------------------------------------------------------------------------------------------
  22     A25     400-A25     01/11/92      37       0021       5-4312    1-1363    1-4983    1-6004    5-0893    3-0809    92019
------------------------------------------------------------------------------------------------------------------------------------
  21     A24     400-A24     01/12/92      37       0022       1-1883    5-1598    2-1477    5-1995    5-0256    1-1885    92019
------------------------------------------------------------------------------------------------------------------------------------
  24     A23     400-A23     01/15/92      24       0023       1-1609    2-5154    1-1645    8-0133    5-0992    5-0706    92023
------------------------------------------------------------------------------------------------------------------------------------
  23     A22     400-A22     01/16/92      24       0024       2-1603    1-0280    5-0906    5-2083    5-1784    1-0605    92023
------------------------------------------------------------------------------------------------------------------------------------
  25     A21     400-A21     01/16/92      24       0025       1-0872    5-1060    5-0626    5-0781    1-0671    1-0016    92024
------------------------------------------------------------------------------------------------------------------------------------
  26     A20     400-A20     01/17/92      24       0026       5-1419    5-2546    1-0164    1-1893    2-0986    1-1194    92024
------------------------------------------------------------------------------------------------------------------------------------
  28     A19     400-A19     01/17/92      24       0027       1-2647    1-2487    2-1232    1-0220    5-1047    5-0988    92026
------------------------------------------------------------------------------------------------------------------------------------
  27     A18     400-A18     01/17/92      24       0028       5-2680    1-0936    1-1377    2-1964    1-0060    5-0741    92026
------------------------------------------------------------------------------------------------------------------------------------
  29     A17     400-A17     01/18/92      24       0029       5-1884    5-0692    5-1798    1-1659    1-2212    3-0774    92026
------------------------------------------------------------------------------------------------------------------------------------
  30     A16     400-A16     01/20/92      31       0030       5-0408    2-1933    1-0264    1-2287    1-2502    5-0978    92030
------------------------------------------------------------------------------------------------------------------------------------
  32     A15     400-A15     01/21/92      31       0031       4-0758    4-0737    1-0267    5-0979    5-0105    5-2700    92031
------------------------------------------------------------------------------------------------------------------------------------
  33     A13     400-A13     01/22/92      31       0032       1-2340    5-1124    5-0638    5-1469    2-1547    1-2536    92031
------------------------------------------------------------------------------------------------------------------------------------
 31c     A12     400-A12     01/22/92      31       0033       2-1859    1-0075    1-1241    1-1587    5-2240    5-0076    92033
------------------------------------------------------------------------------------------------------------------------------------
  36     A11     400-A11     01/23/92      31       0034       1-0639    1-0391    5-0679    5-0104    5-0821    3-1794    92034
------------------------------------------------------------------------------------------------------------------------------------
  35     B45     400-B45     01/24/92      31       0035       5-1200    5-0714    2-0102    1-0934    1-2639    1-1827    92035
------------------------------------------------------------------------------------------------------------------------------------
 34c     B44     400-B44     01/25/92      31       0036       5-1853    5-1395    5-0583    2-1258    1-0664    1-1007    92035
------------------------------------------------------------------------------------------------------------------------------------
  37     B43     400-B43     01/26/92      23       0037       5-0748    1-2483    1-2690    6-0985    5-1068    5-0258    92035
------------------------------------------------------------------------------------------------------------------------------------
  38     B42     400-B42     01/27/92      23       0038       5-1778    5-0817    1-2512    1-4387    6-0672    5-0334    92035
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                   ISFSI      Date       From    Transaction                                                            P-Letter #
   LOAD  ISFSI   Procedure   Loaded      Core       Number               Fuel Element Serial Numbers                    (To DOE)
   SEQ.  Vault    FHPWP-    in ISFSI    Region     YVB-XLO-                                                                P-
----------------------------------------------------------------------------------------------------------------------------------
   39     B41     400-B41   01/27/92      23        0039      1-2402    1-1132    6-2702   5-1935  5-0227     1-0483      92037
----------------------------------------------------------------------------------------------------------------------------------
   40     B40     400-B40   01/28/92      23        0040      1-0656    6-0937    5-1159   5-1569  1-1384     1-2113      92037
----------------------------------------------------------------------------------------------------------------------------------
   41     B39     400-B39   01/31/92      23        0041      6-0682    5-2122    5-1379   1-0707  1-1757     7-1630      92040
----------------------------------------------------------------------------------------------------------------------------------
   42     B38     400-B38   01/31/92      32        0042      5-6054    1-5798    1-6006   5-4537  6-5422     5-5252      92044
----------------------------------------------------------------------------------------------------------------------------------
   43     B37     400-B37   01/31/92      32        0043      1-2744    5-5850    6-4564   5-5336  1-0691     1-4099      92045
----------------------------------------------------------------------------------------------------------------------------------
   44     B36     400-B36   01/31/92      32        0044      1-5393    1-2226    5-6057   6-5406  5-2304     1-2955      92045
----------------------------------------------------------------------------------------------------------------------------------
   45     B35     400-B35   02/01/92      32        0045      5-5254    6-4101    5-2837   1-5866  1-0435     5-5881      92045
----------------------------------------------------------------------------------------------------------------------------------
   46     B34     400-B34   02/01/92      32        0046      6-5721    5-5243    1-1655   1-2431  5-5691     7-5789      92045
----------------------------------------------------------------------------------------------------------------------------------
   47     B33     400-B33   02/03/92      13        0047      115082    115143    115105   115123  114083     115116      92045
----------------------------------------------------------------------------------------------------------------------------------
   48     B32     400-B32   02/03/92      13        0048      115135    115065    215021   114044  114144     114183      92046
----------------------------------------------------------------------------------------------------------------------------------
   49     B31     400-B31   02/04/92      13        0049      115144    215151    114143   115174  114012     115071      92046
----------------------------------------------------------------------------------------------------------------------------------
   50     B30     400-B30   02/05/92      13        0050      215042    114023    115132   113153  115165     115044      92050
----------------------------------------------------------------------------------------------------------------------------------
   51     B29     400-B29   02/05/92      13        0051      114086    113072    113152   114071  114074     315163      92050
----------------------------------------------------------------------------------------------------------------------------------
   52     B28     400-B28   02/06/92      13        0052      113144    113133    114065   113043  215103     113024      92056
----------------------------------------------------------------------------------------------------------------------------------
   53     B27     400-B27   02/06/92      13        0053      114174    114175    114171   215072  114141     113123      92056
----------------------------------------------------------------------------------------------------------------------------------
   54     B26     400-B26   02/08/92      19        0054      4-2740    1-1662    1-0271   1-0783  1-1900     4-0855      92060
----------------------------------------------------------------------------------------------------------------------------------
   56     B25     400-B25   02/09/92      19        0055      1-2347    2-2372    1-0617   1-0933  1-0331     1-0355      92065
----------------------------------------------------------------------------------------------------------------------------------
   57     B24     400-B24   02/09/92      19        0056      2-2704    1-1743    1-0770   1-1689  1-0320     1-2565      92065
----------------------------------------------------------------------------------------------------------------------------------
   55c    B23     400-B23   02/10/92      19        0057      1-1034    1-0465    2-2883   1-0387  1-0399     1-1407      92065
----------------------------------------------------------------------------------------------------------------------------------
   58     B22     400-B22   02/11/92      19        0058      1-1306    1-1494    1-1409   1-0134  1-0388     3-2498      92066
----------------------------------------------------------------------------------------------------------------------------------
   59     B21     400-B21   02/11/92      19        0059      1-1581    1-2507    1-0848   1-0290  2-2025     1-2299      92066
----------------------------------------------------------------------------------------------------------------------------------
   60     B20     400-B20   02/12/92      19        0060      1-2467    1-2227    1-0964   2-0942  1-2451     1-2786      92067
----------------------------------------------------------------------------------------------------------------------------------
   61     B19     400-B19   02113/92      12        0061      1-1390    1-1399    1-0182   1-0815  4-2463     1-2291      92069
----------------------------------------------------------------------------------------------------------------------------------
   62     B18     400-B18   02114/92      12        0062      1-0403    1-2418    2-1175   1-0511  1-1665     1-0631      92070
----------------------------------------------------------------------------------------------------------------------------------
   63     B17     400-B17   02/14/92      12        0063      1-0229    2-0078    1-0125   1-1327  1-0520     1-0046      92070
----------------------------------------------------------------------------------------------------------------------------------
   64     B16     400-B16   02/14/92      12        0064      2-0967    1-1745    1-2875   1-2675  1-0213     1-1420      92073
----------------------------------------------------------------------------------------------------------------------------------
   65     B15     400-B15   02/15/92      12        0065      1-0093    1-1732    1-1699   1-0402  1-0025     3-2858      92073
----------------------------------------------------------------------------------------------------------------------------------
   67     B14     400-B14   02/15/92      12        0066      1-1281    1-2322    1-0321   2-1840  1-2505     1-0545      92073
----------------------------------------------------------------------------------------------------------------------------------
   66     B13     400-B13   02/16/92      12        0067      1-0523    1-0312    1-1158   1-0374  2-1391     1-0433      12073
----------------------------------------------------------------------------------------------------------------------------------
   68     B12     400-B12   02/18/92      18        0068      114184    113126    114172   114173  114166     113071      92073
----------------------------------------------------------------------------------------------------------------------------------
   69     B11     400-B11   02/18/92      18        0069      114131    114123    215115   113146  114093     114151      92073
----------------------------------------------------------------------------------------------------------------------------------
   70     B10     400-B10   02/19/92      18        0070      113101    215101    113112   113076  114091     113035      92074
----------------------------------------------------------------------------------------------------------------------------------
   71     B9      400-B9    02/19/92      18        0071      215061    113042    113074   113171  113103     114105      92074
----------------------------------------------------------------------------------------------------------------------------------
   72     BB      400-B8    02/20/92      18        0072      114106    113066    114102   114124  113125     315033      92076
----------------------------------------------------------------------------------------------------------------------------------
   74     B7      400-B7    02/20/92      18        0073      113064    113175    114031   215086  113122     113034      92076
----------------------------------------------------------------------------------------------------------------------------------
   73     B6      400-B6    02/21/92      18        0074      114115    113044    114153   113105  213165     115076      92077
----------------------------------------------------------------------------------------------------------------------------------
   75     B5      400-B5    02/22/92      11        0075      1-0149    4-2523    4-2219   1-1602  1-2799     1-0338      92077
----------------------------------------------------------------------------------------------------------------------------------
   77     B4      400-B4    02/24/92      11        0076      1-0370    2-1166    1-0080   1-2488  1-0438     1-1674      92078
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   ISFSI      Date      From     Transaction                                                            P-Letter#
LOAD    ISFSI    Procedure   Loaded     Core       Number                  Fuel Element Serial Numbers                  (To DOE)
SEQ.    Vault      FHPWP-    in SFSI   Region     YVB-XLO-                                                                 P-
------------------------------------------------------------------------------------------------------------------------------------
76       B2       400-B2     02/25/92    11         0077        1-1557     1-2913   2-2727   1-0096   1-1002   1-2522      92080
------------------------------------------------------------------------------------------------------------------------------------
79       B1       400-B1     02/26/92    11         0078        1-0260     1-1259   1-0703   1-0151   1-2547   3-1889      92080
------------------------------------------------------------------------------------------------------------------------------------
78       C45     400-C45     02/26/92    11         0079        2-0786     1-1629   1-1772   1-2924   1-0366   1-1944      92083
------------------------------------------------------------------------------------------------------------------------------------
81       C44     400-C44     02/27/92    11         0080        1-0899     1-1588   1-2301   2-2233   1-0032   1-0560      92089
------------------------------------------------------------------------------------------------------------------------------------
80       C43     400-C43     02/29/92    11         0081        1-1430     1-1348   1-1781   1-0203   2-2152   1-1418      92090
------------------------------------------------------------------------------------------------------------------------------------
82       C42     400-C42     02/21/92    11         0082        1-4152     1-4534   1-1236   1-5384   1-5892   1-2318      92090
------------------------------------------------------------------------------------------------------------------------------------
83       C41     400-C41     03/01/92    17         0083        1-5300     1-4022   2-4131   1-5589   1-2576   1-5411      92690
------------------------------------------------------------------------------------------------------------------------------------
83       C40     400-C40     03/01/92    17         0084        1-4128     2-2056   1-5726   1-2050   1-4523   1-5777      92090
------------------------------------------------------------------------------------------------------------------------------------
85       C39     400-C39     03/01/92    17         0085        2-5820     1-6064   1-4267   1-4057   1-1635   1-2948      92090
------------------------------------------------------------------------------------------------------------------------------------
86       C38     400-C38     03/02/92    17         0086        1-5875     1-4580   1-5299   1-5669   1-5356   3-5680      92101
------------------------------------------------------------------------------------------------------------------------------------
87       C37     400-C37     03/03/92    17         0087        1-5724     1-5897   1-4147   2-4512   1-4483   1-4156      92101
------------------------------------------------------------------------------------------------------------------------------------
88       C36     400-C36     03/05/92    17         0088        1-5410     1-4486   1-5297   1-5671   2-4001   1-5771      92103
------------------------------------------------------------------------------------------------------------------------------------
89       C35     400-C35     03/05/92     8         0089        1-5203     1-6000   1-4433   1-4222   1-4214   1-5097      92105
------------------------------------------------------------------------------------------------------------------------------------
90       C34     400-C34     03/06/92     8         0090        1-5200     1-1631   2-4642   1-0404   1-0266   1-4709      92105
------------------------------------------------------------------------------------------------------------------------------------
91       C33     400-C33     03/06/92     8         0091        1-2949     2-5812   1-6053   1-1496   1-4274   1-1708      92106
------------------------------------------------------------------------------------------------------------------------------------
92       C32     400-C32     03/06/92     8         0092        2-4087     1-4215   1-4155   1-2343   1-5137   1-4646      92106
------------------------------------------------------------------------------------------------------------------------------------
93       C31     400-C31     03/07/92     8         0093        1-0600     1-6058   1-5676   1-4070   1-4900   3-5347      92106
------------------------------------------------------------------------------------------------------------------------------------
94       C30     400-C30     03/07/92     8         0094        1-0423     1-4809   1-4673   1-2649   2-4469   1-5088      92106
------------------------------------------------------------------------------------------------------------------------------------
95       C29     400-C29     03/08/92     8         0095        1-0479     1-4762   1-2806   2-4532   1-0301   1-1668      92106
------------------------------------------------------------------------------------------------------------------------------------
96       C28     400-C28     03/10/92    14         0096        1-0085     1-1537   1-1370   1-0432   1-0185   4-0914      92113
------------------------------------------------------------------------------------------------------------------------------------
97       C27     400-C27     03/11/92    14         0097        1-0662     1-1188   2-2264   1-0875   1-1195   1-0759      92113
------------------------------------------------------------------------------------------------------------------------------------
98       C26     400-C26     03/11/92    14         0098        1-2311     2-2348   1-2378   1-2595   1-2503   1-2564      92116
------------------------------------------------------------------------------------------------------------------------------------
99       C25     400-C25     03/11/92    14         0099        2-2444     1-2133   1-0584   1-2833   1-2018   1-2204      92116
------------------------------------------------------------------------------------------------------------------------------------
100      C24     400-C24     03/12/92    14         0100        1-0596     1-1206   1-0887   1-2271   1-0969   3-1996      92116
------------------------------------------------------------------------------------------------------------------------------------
101      C23     400-C23     03/12/92    14         0101        1-1793     1-1110   1-1029   1-1238   2-2429   1-1804      92118
------------------------------------------------------------------------------------------------------------------------------------
102      C22     400-C22     03/13/92    14         0102        1-2706     1-2397   1-0073   2-1449   1-1470   1-1467      92118
------------------------------------------------------------------------------------------------------------------------------------
103      C21     400-C21     03/14/92     9         0103        1-0540     1-2686   2-1866   1-0902   1-0232   1-0124      92119
------------------------------------------------------------------------------------------------------------------------------------
104      C20     400-C20     03/15/92     9         0104        1-1448     2-1350   1-0950   1-0287   1-0509   1-2677      92119
------------------------------------------------------------------------------------------------------------------------------------
105      C19     400-C19     03/15/92     9         0105        2-0254     1-2770   1-1387   1-0142   1-1848   1-0565      92119
------------------------------------------------------------------------------------------------------------------------------------
106      C18     400-C18     03/15/92     9         0106        1-2398     1-2410   1-0849   1-1759   1-1983   3-2600      92119
------------------------------------------------------------------------------------------------------------------------------------
107      C17     400-C17     03/16/92     9         0107        1-1813     1-2874   1-2116   1-1878   2-1909   1-1712      92120
------------------------------------------------------------------------------------------------------------------------------------
108      C16     400-C16     03/16/92     9         0108        1-0041     1-2409   1-0313   2-2743   1-1830   1-1149      92120
------------------------------------------------------------------------------------------------------------------------------------
109      C15     400-C15     03/18/92    15         0109        1-4868     1-4078   1-5206   1-5727   1-4423   1-1394      92124
------------------------------------------------------------------------------------------------------------------------------------
110      C14     400-C14     03/19/92    15         0110        1-4567     1-4597   2-4170   1-4735   1-0808   1-0341      92124
------------------------------------------------------------------------------------------------------------------------------------
111      C13     400-C13     03/20/92    15         0111        1-2974     2-5762   1-4910   1-4563   1-6009   1-0634      92125
------------------------------------------------------------------------------------------------------------------------------------
112      C12     400-C12     03/20/92    15         0112        2-4059     1-4549   1-5408   1-5415   1-6052   1-5774      92127
------------------------------------------------------------------------------------------------------------------------------------
114      C11     400-C11     03/21/92    15         0113        1-1738     1-1005   1-2971   1-0468   2-4584   1-0187      92127
------------------------------------------------------------------------------------------------------------------------------------
113c     C1O     400-C10     03/22/92    15         0114        1-2300     1-4940   1-0846   1-2562   1-6076   3-4585      92127
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                ISFSI         Date       From     Transaction                                                             P-Letter #

LOAD    ISFSI  Procedure     Loaded      Core       Number                   Fuel Element Serial Numbers                  (To DOE)
SEQ.    Vault   FHPWP-      in ISFSI    Region     YVB-XLO-                                                                  P-
------------------------------------------------------------------------------------------------------------------------------------

 115    C9      400-C9      03/23/92    15         0115       1-0460    1-0505     1-5780    2-1580    1-2078    1-0318   92134
------------------------------------------------------------------------------------------------------------------------------------

 116    C8      400-C8      03/27/92    10         0116       1-1162    4-2399     1-4732    1-4075    1-4511    1-5692   92142
------------------------------------------------------------------------------------------------------------------------------------

 117    C7      400-C7      03/27/92    10         0117       1-4102    8-0199     2-1500    1-4030    1-5291    1-4047   92146
------------------------------------------------------------------------------------------------------------------------------------

 118    C6      400-CS      03/27/92    10         0118       1-5707    2-5738     1-5854    1-5288    1-5787    1-2251   92146
------------------------------------------------------------------------------------------------------------------------------------

 119    C5      400-CS      03/28/92    10         0119       2-4527    1-0995     1-0779    1-5307    1-2508    1-5248   92146
------------------------------------------------------------------------------------------------------------------------------------

 120    C4      400-C4      03/28/92    10         0120       1-4449    1-5293     1-6073    1-4014    1-6072    3-2612   92146
------------------------------------------------------------------------------------------------------------------------------------

 122    C2      400-C2      03/29/92    10         0121       1-5737    1-4074     1-4474    2-5702    1-4482    1-5298   92146
------------------------------------------------------------------------------------------------------------------------------------

121c    C1      400-Cl      04/03/92    10         0122       1-4526    1-4040     1-5838    1-4459    2-5708    1-4031   92153
------------------------------------------------------------------------------------------------------------------------------------

 123    D45    400-D45      04/03/92    16         0123       1-1279    1-1234     1-2365    4-0841    1-1102    1-2651   92154
------------------------------------------------------------------------------------------------------------------------------------

 124    D44    400-D44      04/04/92    16         0124       1-4329    1-5003     2-0776    1-0325    1-0847    1-1611   92154
------------------------------------------------------------------------------------------------------------------------------------

 125    D43    400-D43      04/04/92    16         0125       1-0358    2-2247     1-0170    1-1154    1-0763    1-5205   92154
------------------------------------------------------------------------------------------------------------------------------------

 126    D42    400-D42      04/05/92    16         0126       2-0084    1-1734     1-2401    1-4928    1-0719    1-0842   92154
------------------------------------------------------------------------------------------------------------------------------------

 127    D41    400-D41      04/05/92    16         0127       1-0970    1-0487     1-0246    1-0949    1-0112    3-0923   92154
------------------------------------------------------------------------------------------------------------------------------------

 128    D40    400-D40      04/06/92    16         0128       1-0625    1-1211     1-0590    1-0018    2-0461    1-0753   92154
------------------------------------------------------------------------------------------------------------------------------------

 129    D39    400-D39      04/06/92    16         0129       1-0966    1-0081     1-2861    2-1888    1-2252    1-2912   92155
------------------------------------------------------------------------------------------------------------------------------------

 130    D38    400-D38      04/09/92     2         0130       1-2910    1-1371     1-2129    1-2497    1-4817    1-5115   92160
------------------------------------------------------------------------------------------------------------------------------------

 132    D37    400-D37      04/11/92     2         0131       1-2131    2-2661     1-2537    1-2374    1-1252    1-1310   92161
------------------------------------------------------------------------------------------------------------------------------------

 133    D36    400-D36      04/11/92     2         0132       2-2090    1-0421     1-1067    1-0473    1-0083    1-0555   92161
------------------------------------------------------------------------------------------------------------------------------------

131c    D35    400-D35      04/11/92     2         0133       1-0289    1-2511     2-2863    1-0864    1-2375    1-0977   92161
------------------------------------------------------------------------------------------------------------------------------------

 135    D34    400-D34      04/12/92     2         0134       1-2855    1-2789     1-2545    1-0894    2-2452    1-1270   92161
------------------------------------------------------------------------------------------------------------------------------------

 134    D33    400-D33      04/12/92     2         0135       1-2030    1-2753     1-1187    1-1795    1-0055    3-0800   92161
------------------------------------------------------------------------------------------------------------------------------------

 136    D32    400-D32      04/13/92     2         0136       1-2705    1-1753     1-1155    2-2162    1-0888    1-0306   92161
------------------------------------------------------------------------------------------------------------------------------------

 137    D31    400-D31      04/14/92     5         0137       1-4506    1-4711     1-4217    1-5730    1-4011    1-5837   92163
------------------------------------------------------------------------------------------------------------------------------------

 138    D30    400-D30      04/15/92     5         0138       8-0210    1-2205     2-6074    1-5085    1-5585    1-4468   92163
------------------------------------------------------------------------------------------------------------------------------------

 139    D29    400-D29      04/15/92     5         0139       1-5815    2-2266     1-4565    1-0346    1-2331    8-0150   92164
------------------------------------------------------------------------------------------------------------------------------------

 140    D28    400-D28      04/16/92     5         0140       2-5720    1-0913     1-5752    1-0451    1-0253    1-0056   92164
------------------------------------------------------------------------------------------------------------------------------------

 141    D27    400-D27      04/18/92     5         0141       1-5222    1-5141     1-6070    1-5231    1-6078    3-4146   92167
------------------------------------------------------------------------------------------------------------------------------------

 142    D26    400-D26      04/18/92     5         0142       1-4051    1-5710     1-5493    1-5321    2-5786    1-0519   92167
------------------------------------------------------------------------------------------------------------------------------------

 143    D25    400-D25      04/19/92     5         0143       1-4169    1-5801     1-4015    2-4107    1-4578    1-5700   92167
------------------------------------------------------------------------------------------------------------------------------------

 144    D24    400-D24      04/19/92     7         0144       1-0502    1-1317     1-1425    1-1358    1-2388    1-2184   92167
------------------------------------------------------------------------------------------------------------------------------------

 145    D23    400-D23      04/20/92     7         0145       1-0489    1-0752     2-1545    1-1300    1-1752    1-1392   92168
------------------------------------------------------------------------------------------------------------------------------------

 146    D22    400-D22      04/20/92     7         0146       1-2635    2-2236     1-1789    1-2804    1-1454    1-2297   92168
------------------------------------------------------------------------------------------------------------------------------------

 147    D21    400-D21      04/21/92     7         0147       2-0244    1-2717     1-1879    1-0218    1-0201    1-1765   92168
------------------------------------------------------------------------------------------------------------------------------------

 148    D20    400-D20      04/21/92     7         0148       1-0826    1-2810     1-0883    1-1364    1-0106    3-1755   92169
------------------------------------------------------------------------------------------------------------------------------------

 150    D19    400-D19      04/22/92     7         0149       1-2405    1-0133     1-1579    2-0217    1-1326    1-1762   92172
------------------------------------------------------------------------------------------------------------------------------------

149c    D18    400-D18      04/23/92     7         0150       1-0361    1-1466     1-0897    1-2426    2-1226    1-2805   92172
------------------------------------------------------------------------------------------------------------------------------------

 151    D17    400-D17      04/25/92     4         0151       1-4686    1-5745     1-0356    1-4386    1-6050    1-4045   92173
------------------------------------------------------------------------------------------------------------------------------------

 152    D16    400-D16      04/25/92     4         0152       1-0971    2-4010     1-4119    2-4068    1-2958    1-4844   92173
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                 ISFSI        Date           From     Transaction                                                    P-Letter #
LOAD    ISFSI  Procedure     Loaded          Core      Number                Fuel Element Serial Numbers              (To DOE)
SEQ.    Vault   FHPWP-      in ISFSI        Region    YVB-XLO-                                                           P-
--------------------------------------------------------------------------------------------------------------------------------
 153    D15     400-D15      04/26/92         4         0153      1-6007   1-5672   1-4425   1-5090   1-5143   1-2950   92173
--------------------------------------------------------------------------------------------------------------------------------
 154    D14     400-D14      04/26/92         4         0154      2-5350   1-2959   1-4979   1-5342   1-1939   1-6010   92173
--------------------------------------------------------------------------------------------------------------------------------
 155    D13     400-D13      04/26/92         4         0155      2-4509   1-0973   2-5426   1-4501   1-5259   1-5818   92173
--------------------------------------------------------------------------------------------------------------------------------
 156    D12     400-D12      04/27/92         4         0156      1-4379   1-6049   1-4624   3-1432   1-4175   1-2972   92175
--------------------------------------------------------------------------------------------------------------------------------
 157    D11     400-D11      04/29/92         4         0157      1-2742   1-2552   1-5417   1-5431   1-4049   1-5068   92179
--------------------------------------------------------------------------------------------------------------------------------
 159    D10     400-D10      04/30/92         1         0158      1-0896   1-2904   2-2884   1-1242   1-0383   1-1237   92184
--------------------------------------------------------------------------------------------------------------------------------
 160    D9      400-D9       05/01/92         1         0159      1-2141   2-1982   1-1718   1-0823   1-1445   1-0939   92184
--------------------------------------------------------------------------------------------------------------------------------
 162    D8      400-D8       05/02/92         1         0160      1-2762   1-2489   1-2036   1-1929   1-2828   3-1090   92185
--------------------------------------------------------------------------------------------------------------------------------
 158c   D7      400-D7       05/03/92         1         0161      1-0310   1-2454   1-0708   1-2843   1-2915   1-0015   92185
--------------------------------------------------------------------------------------------------------------------------------
 163    D6      400-D6       05/03/92         1         0162      1-1360   1-1507   1-2060   1-0001   2-2761   1-2442   92185
--------------------------------------------------------------------------------------------------------------------------------
 161c   O5      400-D5       05/03/92         1         0163      2-1260   1-1723   1-0486   1-1770   1-2808   1-1453   92185
--------------------------------------------------------------------------------------------------------------------------------
 164    D4      400-D4       05/04/92         1         0164      1-1173   1-0189   1-1672   2-2477   1-0458   1-2450   92185
--------------------------------------------------------------------------------------------------------------------------------
 165    D2      400-D2       05/06/92         6         0165      1-2500   1-1263   1-0866   1-1736   1-0144   4-0697   92186
--------------------------------------------------------------------------------------------------------------------------------
 166    D1      400-D1       05/07/92         6         0166      1-0987   1-1763   2-0548   1-1042   1-0257   1-0307   92186
--------------------------------------------------------------------------------------------------------------------------------
 167    E45     400-E45      05/07/92         6         0167      1-2812   2-2739   1-2363   1-1710   1-1214   1-1139   92187
--------------------------------------------------------------------------------------------------------------------------------
 168    E44     400-E44      05/07/92         6         0168      2-2413   1-1907   1-2533   1-1769   1-1174   1-1100   92187
--------------------------------------------------------------------------------------------------------------------------------
 169    E43     400-E43      05/08/92         6         0169      1-1746   1-2296   1-1508   1-0173   1-0155   3-2421   92188
--------------------------------------------------------------------------------------------------------------------------------
 170    E42     400-E42      05/09/92         6         0170      1-1902   1-1368   1-1265   1-1443   2-2694   1-1193   92188
--------------------------------------------------------------------------------------------------------------------------------
 171    E41     400-E41      05/09/92         6         0171      1-2114   1-0235   1-1157   2-1774   1-2273   1-2469   92188
--------------------------------------------------------------------------------------------------------------------------------
 172    E40     400-E40      05/10/92         3         0172      113023   113115   113075   113046   114142   1-2476   92188
--------------------------------------------------------------------------------------------------------------------------------
 173    E39     400-E39      05/11/92         3         0173      113132   115136   215045   113111   114066   113135   92188
--------------------------------------------------------------------------------------------------------------------------------
 174    E38     400-E38      05/11/92         3         0174      115032   215166   114185   114103   114081   114045   92191
--------------------------------------------------------------------------------------------------------------------------------
 175    E37     400-E37      05/11/92         3         0175      215126   114112   115051   115164   115054   114084   92191
--------------------------------------------------------------------------------------------------------------------------------
 176    E36     400-E36      05/12/92         3         0176      114043   113173   114056   114156   114164   315085   92193
--------------------------------------------------------------------------------------------------------------------------------
 177    E35     400-E35      05/12/92         3         0177      115106   114133   115093   114063   215053   113033   92193
-------------------------------------------------------------------------------------------------------------------------------
 178    E34     400-E34      05/13/92         3         0178      114104   114051   115153   215122   114026   113083   92193
--------------------------------------------------------------------------------------------------------------------------------
 180    E33     400-E33      05/14/92        36         0179      3-5086   5-5260   5-4037   1-5761   1-5378   1-5428   92195
--------------------------------------------------------------------------------------------------------------------------------
 181    E32     400-E32      05/15/92        36         0180      5-5396   5-6068   1-2960   1-5136   1-5046   5-5857   92195
--------------------------------------------------------------------------------------------------------------------------------
 179c   E31     400-E31      05/15/92        36         0181      5-4471   5-6084   1-5725   1-2975   1-5813   5-5279   92197
--------------------------------------------------------------------------------------------------------------------------------
 182    E30     400-E30      05/15/92        25         0182      2-4462   1-4040   5-6080   5-5452   5-5394   1-4978   92197
--------------------------------------------------------------------------------------------------------------------------------
 183    E29     400-E29      05/16/92        25         0183      1-4923   5-5326   5-5234   5-5227   1-5578   1-4275   92197
--------------------------------------------------------------------------------------------------------------------------------
 184    E28     400-E28      05/16/92        36         0184      2-5722   5-1474   5-1958   1-4964   1-5353   1-5424   92197
--------------------------------------------------------------------------------------------------------------------------------
 185    E27     400-E27      05/16/92        25         0185      3-5670   1-5089   5-5908   5-4487   5-4731   1-5675   92197
--------------------------------------------------------------------------------------------------------------------------------
 186    E26     400-E26      05/17/92        25         0186      1-4582   5-1061   5-5327   5-5844   1-0674   1-2655   92197
--------------------------------------------------------------------------------------------------------------------------------
 187    E25     400-E25      05/17/92     25 & 36       0187      5-6083   2-0859   5-5229   2-4094   1-6079   2-5848   92197
--------------------------------------------------------------------------------------------------------------------------------
 188    E24     400-E24      05/17/92     21 & 25       0188      1-4364   1-1962   1-1934   2-4023   1-0622   2-4129   92197
--------------------------------------------------------------------------------------------------------------------------------
 189    E23     400-E23      05/18/92     28 & 21       0189      5-1857   1-1492   2-5715   5-5678   5-5855   5-5377   92197
--------------------------------------------------------------------------------------------------------------------------------
 190    E22     400-E22      05/18/92        28         0190      1-0020   2-5746   1-2023   1-1802   5-5379   5-0103   92198
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 ISFSI         Date         From    Transaction                                                          P-Letter #
LOAD    ISFSI   Procedure     Loaded        Core       Number                   Fuel Element Serial Numbers               (To DOE)
SEQ.    Vault    FHPWP-      in ISFSI      Region     YVB-XLO-                                                               P-
-----------------------------------------------------------------------------------------------------------------------------------
 191     E21    400-E21      05/19/92        21         0191     1-5859   3-2411    5-5272    5-4024   5-1493    1-0718     92198
-----------------------------------------------------------------------------------------------------------------------------------
 192     E20    400-E20      05/19/92        21         0192     2-1219   5-5381    5-5803    5-4130   1-4541    1-5900     92200
-----------------------------------------------------------------------------------------------------------------------------------
 193     E19    400-E19      05/19/92        21         0193     5-5335   5-5241    5-5302    1-4467   1-1181    1-5839     92200
-----------------------------------------------------------------------------------------------------------------------------------
 194     E18    400-E18      05/20/92     21 & 27       0194     2-2076   1-0522    1-2029    5-0861   5-0693    5-2465     92200
-----------------------------------------------------------------------------------------------------------------------------------
 195     E17    400-E17      05/20/92        21         0195     5-4499   5-0895    5-2168    1-1696   1-0466    1-5719     92202
-----------------------------------------------------------------------------------------------------------------------------------
 196     E16    400-E16      05/21/92        21         0196     5-6060   5-1481    1-0051    1-0410   1-1426    2-2356     92202
-----------------------------------------------------------------------------------------------------------------------------------
 197     El5    400-El5      05/21/92        25         0197     5-2052   5-6081    5-5269    1-0482   1-4054    2-5380     92202
-----------------------------------------------------------------------------------------------------------------------------------
 198     E14    400-E14      05/21/92        25         0198     5-5315   5-5807    1-4461    1-4895   2-2267    1-4335     92203
-----------------------------------------------------------------------------------------------------------------------------------
 199     E13    400-E13      05/21/92     21 & 25       0199     1-6065   1-4426    2-0527    5-5735   1-5176    5-5339     92203
-----------------------------------------------------------------------------------------------------------------------------------
 200     E12    400-E12      05/22/92        33         0200     1-5779   2-5689    1-5367    5-4058   5-5414    1-1125     92203
-----------------------------------------------------------------------------------------------------------------------------------
 201     E11    400-E11      05/22/92        33         0201     6-4350   1-4060    5-6082    5-5395   5-5368    1-4244     92204
-----------------------------------------------------------------------------------------------------------------------------------
 202     E1O    400-E10      05/22/92        33         0202     1-4504   1-4157    4-0474    5-4104   1-5811    1-5802     92204
-----------------------------------------------------------------------------------------------------------------------------------
 203     E9     400-E9       05/23/92        33         0203     1-4601   5-5755    1-1366    1-4002   1-1229    2-5751     92204
-----------------------------------------------------------------------------------------------------------------------------------
 204     E8     400-E8       05/23/92        33         0204     5-5806   5-2721    1-4065    1-4073   2-5409    1-4103     92204
-----------------------------------------------------------------------------------------------------------------------------------
 205     E7     400-E7       05/23/92        33         0205     5-4006   1-4053    1-4392    2-5349   1-4243    1-4887     92204
-----------------------------------------------------------------------------------------------------------------------------------
 206     E6     400-E6       05/24/92        34         0206     1-5809   1-5677    3-4018    1-5372   5-5271    4-2701     92204
-----------------------------------------------------------------------------------------------------------------------------------
 207     E5     400-E5       05/24/92        34         0207     3-2215   5-2645    4-2459    4-2591   1-0309    5-1240     92204
-----------------------------------------------------------------------------------------------------------------------------------
 208     E4     400-E4       05/25/92        34         0208     5-0755   1-0568    1-2390    1-0620   5-1845    5-2026     92204
-----------------------------------------------------------------------------------------------------------------------------------
 209     E2     400-E2       05/25/92   34 & 16 & 22    0209     1-1248   1-1863    1-1619    5-1092   5-1661    2-2170     92204
-----------------------------------------------------------------------------------------------------------------------------------
 210     E1     400-El       05/25/92        34         0210     1-1724   5-1179    5-2860    2-4925   1-2796    1-4046     92204
-----------------------------------------------------------------------------------------------------------------------------------
 211     F45    400-F45      05/26/92        34         0211     5-2673   5-2484    2-5007    5-2473   1-1634    1-2734     92204
-----------------------------------------------------------------------------------------------------------------------------------
 212     F44    400-F44      05/26/92                   0212     5-0917   2-1811    5-2911    1-2666   1-0925    1-1681     92205
-----------------------------------------------------------------------------------------------------------------------------------
 213     F43    400-F43      05/27/92        22         0213     1-4133   1-4153    1-1953    1-1114   1-4533    7-6067     92205
-----------------------------------------------------------------------------------------------------------------------------------
 214     F42    400-F42      05/27/92        22         0214     1-5419   1-5404    5-5768    5-5733   5-1221    2-5784     92205
-----------------------------------------------------------------------------------------------------------------------------------
 216     F41    400-F41      05/28/92        22         0215     1-2957   1-4876    1-4391    1-4242   2-5747    1-1573     92207
-----------------------------------------------------------------------------------------------------------------------------------
 215s    F40    400-F40      05/28/92        22         0216     1-1683   5-5354    4-2211    5-5889   2-4095    1-5775     92207
-----------------------------------------------------------------------------------------------------------------------------------
 217     F39    400-F39      05/28/92        22         0217     1-1351   4-0740    4-1991    1-0582   2-7023    1-5698     92207
-----------------------------------------------------------------------------------------------------------------------------------
 218     F38    400-F38      05/29/92      22 & 3       0218     1-5808   1-4647    113151    2-2617   1-5731    1-4531     92207
-----------------------------------------------------------------------------------------------------------------------------------
 219     F37    400-F37      05/29/92      28 & 6       0219     1-4465   1-1089    3-1860    1-4106   1-5343    5-5816     92210
-----------------------------------------------------------------------------------------------------------------------------------
 220     F36    400-F36      05/30/92        28         0220     5-5817   5-5371    5-4502    1-4003   2-0417    1-5429     92210
-----------------------------------------------------------------------------------------------------------------------------------
 221     F35    400-F35      05/30/92     22 & 28       0221     1-4086   1-5810    1-4273    5-5433   1-4522    1-0944     92210
-----------------------------------------------------------------------------------------------------------------------------------
 222     F34    400-F34      05/30/92        28         0222     5-4542   5-5274    1-1733    5-5264   5-1600    5-5690     92210
-----------------------------------------------------------------------------------------------------------------------------------
 223     F33    400-F33      05/31/92     10 & 28       0223     1-4105   2-1941    1-6063    1-5383   5-5783    5-6090     92210
-----------------------------------------------------------------------------------------------------------------------------------
 224     F32    400-F32      05/31/92     28 & 22       0224     2-5790   1-1561    1-1190    5-4097   5-5341    1-1955     92210
-----------------------------------------------------------------------------------------------------------------------------------
 225     F31    400-F31      06/01/92        27         0225     1-2495   1-2242    5-0803    5-0756   5-0857    1-2668     92210
-----------------------------------------------------------------------------------------------------------------------------------
 226     F30    400-F30      06/01/92        27         0226     1-0154   5-2504    5-2048    5-1754   1-1255    2-2302     92211
-----------------------------------------------------------------------------------------------------------------------------------
 227     F29    400-F29      06/01/92     28 & 27       0227     5-2627   5-0534    1-4066    1-0832   2-2775    1-0687     92211
-----------------------------------------------------------------------------------------------------------------------------------
 228     F28    400-F28      06/02/92        27         0228     5-0273   1-2558    2-4108    8-0125   1-0291    5-2269     92211
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
              ISFSI      Date          Form        Transaction                                                     P-Letter #
LOAD        Procedure   Loaded         Core          Number               Fuel Element Serial Numbers              (To DOE)
SEQ. Vault   FHPWP-    in ISFSI       Region        YVB-XLO-                                                           P-
------------------------------------------------------------------------------------------------------------------------------
 229   F27   400-F27   06/02/92         27            0229       1-0868  2-0011  1-2490  1-0544  5-2885  5-0539     92213
------------------------------------------------------------------------------------------------------------------------------
 230   F28   400-F26   06/02/92         27            0230       3-1922  1-2730  1-0219  5-2040  5-0726  5-2295     92213
------------------------------------------------------------------------------------------------------------------------------
 231   F25   400-F25   06/03/92         35            0231       1-5361  1-2947  1-4096  1-2954  5-6056  5-5223     92218
------------------------------------------------------------------------------------------------------------------------------
 232   F24   400-F24   06/03/92         35            0232       6-4591  5-5334  5-5363  5-5694  1-4473  1-1777     92218
------------------------------------------------------------------------------------------------------------------------------
 233   F20   400-F20   06/04/92         35            0233       5-5247  5-5273  6-2559  7-1992  5-5805  1-4196     92218
------------------------------------------------------------------------------------------------------------------------------
 234   F19   400-Fl9   06/04/92      20 & 29          0234       1-2664  1-1930  1-5819  1-6055  2-1353  1-5392     92219
------------------------------------------------------------------------------------------------------------------------------
 236   F15   400-Fl5   06/05/92    27 & 35 & 20       0235       5-1993  5-2544  1-0982  2-0513  1-5772  5-0853     92219
------------------------------------------------------------------------------------------------------------------------------
 237   Fil   400-F11   06/05/92         29            0236       1-0165  2-5430  1-4034  2-5399  1-5814  1-5673     92220
------------------------------------------------------------------------------------------------------------------------------
235c   FlO   400-F10   06/05/92         20            0237       6-1065  5-0845  6-0935  5-0869  1-2697  5-1160     92220
------------------------------------------------------------------------------------------------------------------------------
 238   F9    400-F9    06/06/92         29            0238       5-5781  5-5782  2-5773  1-5674  1-4035  2-5778     92220
------------------------------------------------------------------------------------------------------------------------------
 240   F8    400-F8    06/06/92       29 & 20         0239       1-4055  1-0927  1-1735  5-0784  1-5423  5-5800     92220
------------------------------------------------------------------------------------------------------------------------------
 239   F7    400-F7    06/06/92         36            0240       5-6077  1-4965  1-2956  1-5244  5-5788  2-5427     92220
------------------------------------------------------------------------------------------------------------------------------
 241   F6    400-F6    06/08/92    29 & 20 & 36       0241       1-5382  1-2185  5-2583  6-2598  2-5728  5-5246     92226
------------------------------------------------------------------------------------------------------------------------------
 242   F5    400-F5    06/08/92         29            0242       5-1216  4-0959  1-4539  1-0029  1-4810  1-1846     92226
------------------------------------------------------------------------------------------------------------------------------
 243   F2    400-F2    06/10/92   34 & 29 & 16 & 9    0243       1-0445  1-5413  112768  1-1942  111143  1-0418     92229
------------------------------------------------------------------------------------------------------------------------------
 244   F1    400-F1    06/10/92  34 & 29 & 22 & 15    0244       5-1127  7-2434  1-2973  1-5723  1-4349  1-6062     92229
------------------------------------------------------------------------------------------------------------------------------

NOTES:
(1) SOURCE BLOCKS 112768 AND 111143 ARE LISTED AS S-2768 AND S-1143 IN THE FSV FUEL ACCOUNTABILITY SYSTEM.
(2) SOURCE BLOCKS (8 FOR ALL SEGMENTS) CONTAINED SPECIAL SLOT FOR NEUTRON STARTUP SOURCE. ALL SOURCES WERE REMOVED PRIOR TO SHIPMENT TO IDAHO OR ISFSI.

                                Attachment SF-3

                          Copies of DOE/NRC Form 742C

                          Physical Inventory Listing

-----------------------------------------------------------------------------------------------------------------------------------
DOE/NRC FORM 742C                                  U.S. DEPARTMENT OF ENERGY                                       APPORVED BY OMB
-----------------------------------------------------------------------------------------------------------------------------------
(9-91)                                                         AND                                                 NOS. 1810-0800
MANDATORY DATA COLLECTION                      U.S. NUCLEAR REGULATORY COMMISSION                                  AND 3150-0068
AUTHORIZED BY 10 CFR 30,40,50,70,75,150
PUBLIC LAWS 83-703,93-438,95-91                   PHYSICAL INVENTORY LISTING                                       EXPIRES 9-30-94
-----------------------------------------------------------------------------------------------------------------------------------
1. NAME                                           2. DOE/NRC FORM 740M ATTACHED           4. REPORTING IDENTIFICATION SYMBOL (RIS)
   PUBLIC SERVICE COMPANY OF COLORADO                 ( )YES  (X)NO                          XLO
                                                  ---------------------------------------------------------------------------------
   16805 WELD COUNTY ROAD 19 1/2                  3. INVENTORY DATE                       5. LICENSE NUMBER(S)
   PLATTEVILLE  CO  80651-9298                       09/30/1995                              SNM-2504
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6. BATCH DATA
-----------------------------------------------------------------------------------------------------------------------------------
A.       B.       C.             D.             E.          F.    G.   H.    I.   J.    K.     L.KEY M. MEASUREMENT ID        N.
MATERIAL COMP/FAC ELEMENT WEIGHT ISOTOPE WEIGHT DOE PROJECT SCRAP WT % OWNER SEQ  BATCH NO.OF  MEAS. MEAS. OTHER MEAS. MEAS.  ENTRY
  TYPE    CODE                                     NO.      PRGM  ISOI CODE  NO.  NAME  ITEMS  POINT BASIS   POINTS    METHD  STATS
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   E2       861        22,264         3,629                              J    01
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   34       861         1,912           646                              A    02
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   E3       861       767,337       375,144                              J    03
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   E3       861            83            31                              R    04
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   E4       861        30,905        25,080                              J    05
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
     7.  TOTALS       822,501       404,530
------------------------------------------------------------------------------------------------------------------------------------
TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION GIVEN ABOVE AND IN ANY ATTACHED SCHEDULES IS TRUE, COMPLETE, AND CORRECT.
8.  SIGNATURE (SEE INSTRUCTIONS FOR PROVISIONS REGARDING CONFIDENTIALLY.)   9.  TITLE                                   10.  DATE

                                                                               NUCLEAR MATERIALS MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
 WARNING: FALSE STATEMENTS IN THIS CERTIFICATE MAY BE SUBJECT TO CIVIL AND/OR CRIMINAL PENALTIES NRC REGULATIONS REQUIRE THAT
 SUBMISSIONS TO THE NRC AS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS 18 U S C SECTION 1001 MAKES IT A CRIMINAL OFFENSE TO
MAKE A WILLFULLY FALSE STATEMENT OR REPRESENTATION TO ANY DEPARTMENT OR AGENCY OF THE UNITED STATES AS TO ANY MATTER WITHEN ITS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DOE/NRC FORM 742C                                  U.S. DEPARTMENT OF ENERGY                                       APPORVED BY OMB
-----------------------------------------------------------------------------------------------------------------------------------
(9-91)                                                         AND                                                 NOS. 1810-0800
MANDATORY DATA COLLECTION                      U.S. NUCLEAR REGULATORY COMMISSION                                  AND 3150-0068
AUTHORIZED BY 10 CFR 30,40,50,70,75,150
PUBLIC LAWS 83-703,93-438,95-91                   PHYSICAL INVENTORY LISTING                                       EXPIRES 9-30-94
-----------------------------------------------------------------------------------------------------------------------------------
1. NAME                                           2. DOE/NRC FORM 740M ATTACHED           4. REPORTING IDENTIFICAT ON SYMBOL (RIS)
   PUBLIC SERVICE COMPANY OF COLORADO                 ( )YES  (X)NO                          XLO
                                                  ---------------------------------------------------------------------------------
   16805 WELD COUNTY ROAD 19 1/2                  3. INVENTORY DATE                       5. LICENSE NUMBER(S)
   PLATTEVILLE  CO  80651-9298                       09/30/1995                              SNM-2504
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6. BATCH DATA
-----------------------------------------------------------------------------------------------------------------------------------
A.       B.       C.             D.             E.          F.    G.   H.    I.   J.    K.     L.KEY M. MEASUREMENT ID        N.
MATERIAL COMP/FAC ELEMENT WEIGHT ISOTOPE WEIGHT DOE PROJECT SCRAP WT % OWNER SEQ  BATCH NO.OF  MEAS. MEAS. OTHER MEAS. MEAS.  ENTRY
  TYPE    CODE                                     NO.      PRGM  ISOI CODE  NO.  NAME  ITEMS  POINT BASIS   POINTS    METHD  STATS
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   50       861           369           290                              J    01
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
     7.  TOTALS           369           290
------------------------------------------------------------------------------------------------------------------------------------
TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION GIVEN ABOVE AND IN ANY ATTACHED SCHEDULES IS TRUE, COMPLETE, AND CORRECT.
8.  SIGNATURE (SEE INSTRUCTIONS FOR PROVISIONS REGARDING CONFIDENTIALLY.)   9.  TITLE                                   10.  DATE

                                                                               NUCLEAR MATERIALS MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
 WARNING: FALSE STATEMENTS IN THIS CERTIFICATE MAY BE SUBJECT TO CIVIL AND/OR CRIMINAL PENALTIES NRC REGULATIONS REQUIRE THAT
 SUBMISSIONS TO THE NRC AS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS 18 U S C SECTION 1001 MAKES IT A CRIMINAL OFFENSE TO
MAKE A WILLFULLY FALSE STATEMENT OR REPRESENTATION TO ANY DEPARTMENT OR AGENCY OF THE UNITED STATES AS TO ANY MATTER WITHEN ITS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DOE/NRC FORM 742C                                  U.S. DEPARTMENT OF ENERGY                                       APPORVED BY OMB
-----------------------------------------------------------------------------------------------------------------------------------
(9-91)                                                         AND                                                 NOS. 1810-0800
MANDATORY DATA COLLECTION                      U.S. NUCLEAR REGULATORY COMMISSION                                  AND 3150-0068
AUTHORIZED BY 10 CFR 30,40,50,70,75,150
PUBLIC LAWS 83-703,93-438,95-91                   PHYSICAL INVENTORY LISTING                                       EXPIRES 9-30-94
-----------------------------------------------------------------------------------------------------------------------------------
1. NAME                                           2. DOE/NRC FORM 740M ATTACHED           4. REPORTING IDENTIFICAT ON SYMBOL (RIS)
   PUBLIC SERVICE COMPANY OF COLORADO                 ( )YES  (X)NO                          XLO
                                                  ---------------------------------------------------------------------------------
   16805 WELD COUNTY ROAD 19 1/2                  3. INVENTORY DATE                       5. LICENSE NUMBER(S)
   PLATTEVILLE  CO  80651-9298                       09/30/1995                              SNM-2504
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6. BATCH DATA
-----------------------------------------------------------------------------------------------------------------------------------
A.       B.       C.             D.             E.          F.    G.   H.    I.   J.    K.     L.KEY M. MEASUREMENT ID        N.
MATERIAL COMP/FAC ELEMENT WEIGHT ISOTOPE WEIGHT DOE PROJECT SCRAP WT % OWNER SEQ  BATCH NO.OF  MEAS. MEAS. OTHER MEAS. MEAS.  ENTRY
  TYPE    CODE                                     NO.      PRGM  ISOI CODE  NO.  NAME  ITEMS  POINT BASIS   POINTS    METHD  STATS
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   74       861         1,912            772                             A    01
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   70       861       820,506        235,203                             J    02
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   70       861            83             30                             R    03
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
     7.  TOTALS       822,501        236,005
------------------------------------------------------------------------------------------------------------------------------------
TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION GIVEN ABOVE AND IN ANY ATTACHED SCHEDULES IS TRUE, COMPLETE, AND CORRECT.
8.  SIGNATURE (SEE INSTRUCTIONS FOR PROVISIONS REGARDING CONFIDENTIALLY.)   9.  TITLE                                   10.  DATE

                                                                               NUCLEAR MATERIALS MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
 WARNING: FALSE STATEMENTS IN THIS CERTIFICATE MAY BE SUBJECT TO CIVIL AND/OR CRIMINAL PENALTIES NRC REGULATIONS REQUIRE THAT
 SUBMISSIONS TO THE NRC AS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS 18 U S C SECTION 1001 MAKES IT A CRIMINAL OFFENSE TO
MAKE A WILLFULLY FALSE STATEMENT OR REPRESENTATION TO ANY DEPARTMENT OR AGENCY OF THE UNITED STATES AS TO ANY MATTER WITHEN ITS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DOE/NRC FORM 742C                                  U.S. DEPARTMENT OF ENERGY                                       APPORVED BY OMB
-----------------------------------------------------------------------------------------------------------------------------------
(9-91)                                                         AND                                                 NOS. 1810-0800
MANDATORY DATA COLLECTION                      U.S. NUCLEAR REGULATORY COMMISSION                                  AND 3150-0068
AUTHORIZED BY 10 CFR 30,40,50,70,75,150
PUBLIC LAWS 83-703,93-438,95-91                   PHYSICAL INVENTORY LISTING                                       EXPIRES 9-30-94
-----------------------------------------------------------------------------------------------------------------------------------
1. NAME                                           2. DOE/NRC FORM 740M ATTACHED           4. REPORTING IDENTIFICAT ON SYMBOL (RIS)
   PUBLIC SERVICE COMPANY OF COLORADO                 ( )YES  (X)NO                          XLO
                                                  ---------------------------------------------------------------------------------
   16805 WELD COUNTY ROAD 19 1/2                  3. INVENTORY DATE                       5. LICENSE NUMBER(S)
   PLATTEVILLE  CO  80651-9298                       09/30/1995                              SNM-2504
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6. BATCH DATA
-----------------------------------------------------------------------------------------------------------------------------------
A.       B.       C.             D.             E.          F.    G.   H.    I.   J.    K.     L.KEY M. MEASUREMENT ID        N.
MATERIAL COMP/FAC ELEMENT WEIGHT ISOTOPE WEIGHT DOE PROJECT SCRAP WT % OWNER SEQ  BATCH NO.OF  MEAS. MEAS. OTHER MEAS. MEAS.  ENTRY
  TYPE    CODE                                     NO.      PRGM  ISOI CODE  NO.  NAME  ITEMS  POINT BASIS   POINTS    METHD  STATS
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   83       861          11.9           5.1                              A    01
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   83       861       1,512.6       1,512.6                              J    02
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   83       861             2           0.3                              R    03
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
     7.  TOTALS       3,719.5       1,518.0
------------------------------------------------------------------------------------------------------------------------------------
TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION GIVEN ABOVE AND IN ANY ATTACHED SCHEDULES IS TRUE, COMPLETE, AND CORRECT.
8.  SIGNATURE (SEE INSTRUCTIONS FOR PROVISIONS REGARDING CONFIDENTIALLY.)   9.  TITLE                                   10.  DATE

                                                                               NUCLEAR MATERIALS MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
 WARNING: FALSE STATEMENTS IN THIS CERTIFICATE MAY BE SUBJECT TO CIVIL AND/OR CRIMINAL PENALTIES NRC REGULATIONS REQUIRE THAT
 SUBMISSIONS TO THE NRC AS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS 18 U S C SECTION 1001 MAKES IT A CRIMINAL OFFENSE TO
MAKE A WILLFULLY FALSE STATEMENT OR REPRESENTATION TO ANY DEPARTMENT OR AGENCY OF THE UNITED STATES AS TO ANY MATTER WITHEN ITS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
DOE/NRC FORM 742C                                  U.S. DEPARTMENT OF ENERGY                                       APPORVED BY OMB
-----------------------------------------------------------------------------------------------------------------------------------
(9-91)                                                         AND                                                 NOS. 1810-0800
MANDATORY DATA COLLECTION                      U.S. NUCLEAR REGULATORY COMMISSION                                  AND 3150-0068
AUTHORIZED BY 10 CFR 30,40,50,70,75,150
PUBLIC LAWS 83-703,93-438,95-91                   PHYSICAL INVENTORY LISTING                                       EXPIRES 9-30-94
-----------------------------------------------------------------------------------------------------------------------------------
1. NAME                                           2. DOE/NRC FORM 740M ATTACHED           4. REPORTING IDENTIFICAT ON SYMBOL (RIS)
   PUBLIC SERVICE COMPANY OF COLORADO                 ( )YES  (X)NO                          XLO
                                                  ---------------------------------------------------------------------------------
   16805 WELD COUNTY ROAD 19 1/2                  3. INVENTORY DATE                       5. LICENSE NUMBER(S)
   PLATTEVILLE  CO  80651-9298                       09/30/1995                              SNM-2504
-----------------------------------------------------------------------------------------------------------------------------------
                                                           6. BATCH DATA
-----------------------------------------------------------------------------------------------------------------------------------
A.       B.       C.             D.             E.          F.    G.   H.    I.   J.    K.     L.KEY M. MEASUREMENT ID        N.
MATERIAL COMP/FAC ELEMENT WEIGHT ISOTOPE WEIGHT DOE PROJECT SCRAP WT % OWNER SEQ  BATCH NO.OF  MEAS. MEAS. OTHER MEAS. MEAS.  ENTRY
  TYPE    CODE                                     NO.      PRGM  ISOI CODE  NO.  NAME  ITEMS  POINT BASIS   POINTS    METHD  STATS
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   88       861            41                                            A    01
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   88       861        13,862                                            J    02
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
   88       861             2                                            R    03
-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------

-------- -------- -------------- -------------- ----------- ----- ---- ----- ---- ----- ------ ----- ----- ----------- ------ ------
     7.  TOTALS        13,905
------------------------------------------------------------------------------------------------------------------------------------
TO THE BEST OF MY KNOWLEDGE AND BELIEF, THE INFORMATION GIVEN ABOVE AND IN ANY ATTACHED SCHEDULES IS TRUE, COMPLETE, AND CORRECT.
8.  SIGNATURE (SEE INSTRUCTIONS FOR PROVISIONS REGARDING CONFIDENTIALLY.)   9.  TITLE                                   10.  DATE

                                                                               NUCLEAR MATERIALS MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
 WARNING: FALSE STATEMENTS IN THIS CERTIFICATE MAY BE SUBJECT TO CIVIL AND/OR CRIMINAL PENALTIES NRC REGULATIONS REQUIRE THAT
 SUBMISSIONS TO THE NRC AS COMPLETE AND ACCURATE IN ALL MATERIAL RESPECTS 18 U S C SECTION 1001 MAKES IT A CRIMINAL OFFENSE TO
MAKE A WILLFULLY FALSE STATEMENT OR REPRESENTATION TO ANY DEPARTMENT OR AGENCY OF THE UNITED STATES AS TO ANY MATTER WITHEN ITS
-----------------------------------------------------------------------------------------------------------------------------------

                                Attachment SF-4

                                ISFSI Inventory

                                ISFSI INVENTORY
                                ---------------
                                    VAULT A
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              Empty                N/A
   2              Empty                N/A
   3              Empty                N/A             Canister Present
   4              Empty                N/A
   5              Empty                N/A
   6              Empty                N/A
   7              Empty                N/A
   8              Empty                N/A
   9              Empty                N/A
   10             Empty                N/A
   11             0111                0111
   12             0112                0112
   13             0113                0113
   14             Empty                N/A
   15             0115                0115
   16             0116                0116
   17             0117                0117
   18             0118                0119
   19             0119                0119
   20             0120                0120
   21             0121                0121
   22             0122                0122
   23             0123                0123

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT A
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0124                0124
   25             0125                0125
   26             0126                0126
   27             0127                0127
   28             0128                0128
   29             0129                0129
   30             0130                0130
   31             0131                0131
   32             0132                0132
   33             0133                0133
   34             0134                0134
   35             0135                0135
   36             0136                0136
   37             0137                0137
   38             0138                0138
   39             0139                0139
   40             0140                0140
   41             0141                0141
   42             0142                0142
   43             0143                0143
   44             0144                0144
   45             0145                0145

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT B
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              0201                0201
   2              0252                0252
   3              Empty               N/A              Canister Present
   4              0254                0254
   5              0205                0205
   6              0206                0206
   7              0257                0257
   8              0258                0258
   9              0209                0209
   10             0210                0210
   11             0261                0261
   12             0212                0212
   13             0213                0213
   14             0214                0214
   15             0215                0215
   16             0216                0216
   17             0217                0217
   18             0218                0218
   19             0219                0219
   20             0220                0220
   21             0221                0221
   22             0222                0222
   23             0223                0223

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT B
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0224                0224
   25             0225                0225
   26             0226                0226
   27             0227                0227
   28             0228                0228
   29             0229                0229
   30             0230                0230
   31             0231                0231
   32             0232                0232
   33             0233                0233
   34             0234                0234
   35             0235                0235
   36             0236                0236
   37             0237                0237
   38             0238                0238
   39             0239                0239
   40             0240                0240
   41             0241                0241
   42             0242                0242
   43             0243                0243
   44             0244                0244
   45             0245                0245

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT C
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              0301                0301
   2              0352                0352
   3              Empty               N/A              Canister Present
   4              0354                0354
   5              0305                0305
   6              0356                0356
   7              0357                0357
   8              0358                0358
   9              0309                0309
   10             0310                0310
   11             0311                0311
   12             0312                0312
   13             0313                0313
   14             0314                0314
   15             0315                0315
   16             0316                0316
   17             0317                0317
   18             0318                0318
   19             0319                0319
   20             0320                0320
   21             0321                0321
   22             0322                0322
   23             0323                0323

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT C
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0324                0324
   25             0325                0325
   26             0326                0326
   27             0327                0327
   28             0328                0328
   29             0329                0329
   30             0330                0330
   31             0331                0331
   32             0332                0332
   33             0333                0333
   34             0334                0334
   35             0335                0335
   36             0336                0336
   37             0337                0337
   38             0338                0338
   39             0339                0339
   40             0340                0340
   41             0341                0341
   42             0342                0342
   43             0343                0343
   44             0344                0344
   45             0345                0345

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT D
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              0401                0401
   2              0452                0452
   3              Empty               N/A              Canister Present
   4              0454                0454
   5              0455                0455
   6              0406                0406
   7              0457                0457
   8              0458                0458
   9              0409                0409
   10             0410                0410
   11             0411                0411
   12             0462                0462
   13             0413                0413
   14             0414                0414
   15             0415                0415
   16             0416                0416
   17             0417                0417
   18             0418                0418
   19             0419                0419
   20             0420                0420
   21             0421                0421
   22             0422                0422
   23             0423                0423

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT D
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0424                0424
   25             0425                0425
   26             0426                0426
   27             0427                0427
   28             0428                0428
   29             0429                0429
   30             0430                0430
   31             0431                0431
   32             0432                0432
   33             0433                0433
   34             0434                0434
   35             0435                0435
   36             0436                0436
   37             0437                0437
   38             0438                0438
   39             0439                0439
   40             0440                0440
   41             0441                0441
   42             0442                0442
   43             0443                0443
   44             0444                0444
   45             0445                0445

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT E
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              0501                0501
   2              0502                0502
   3              Empty               N/A              Canister Present
   4              0504                0504
   5              0505                0505
   6              0506                0506
   7              0507                0507
   8              0508                0508
   9              0509                0509
   10             0510                0510
   11             0511                0511
   12             0512                0512
   13             0513                0513
   14             0514                0514
   15             0515                0515
   16             0516                0516
   17             0517                0517
   18             0518                0518
   19             0519                0519
   20             0520                0520
   21             0521                0521
   22             0522                0522
   23             0523                0523

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT E
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0524                0524
   25             0525                0525
   26             0526                0526
   27             0527                0527
   28             0528                0528
   29             0529                0529
   30             0530                0530
   31             0531                0531
   32             0532                0532
   33             0533                0533
   34             0534                0534
   35             0535                0535
   36             0536                0536
   37             0537                0537
   38             0538                0538
   39             0539                0539
   40             0540                0540
   41             0541                0541
   42             0542                0542
   43             0543                0543
   44             0544                0544
   45             0545                0545

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT F
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1               0601         0601
   2               0602         0602
   3               Empty        N/A                    Damaged Canister
   4               Empty        N/A                      No Canister
   5               0605         0605
   6               0606         0606
   7               0607         0607
   8               0608         0608
   9               0609         0609
   10              0610         0610
   11              0611         0611
   12              Empty        N/A                    Canister Present
   13              Empty        N/A                    Canister Present
   14              Empty        N/A                    Canister Present
   15              0615         0615
   16              Empty        N/A                      No Canister
   17              Empty        N/A                      No Canister
   18              Empty        N/A                    Canister Present
   19              0619         0619
   20              0620         0620
   21              Empty        N/A                      No Canister
   22              Empty        N/A                    Canister Present
   23              Empty        N/A                    Canister Present

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT F
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   24             0624                0624
   25             0625                0625
   26             0626                0626
   27             0627                0627
   28             0628                0628
   29             0629                0629
   30             0630                0630
   31             0631                0631
   32             0632                0632
   33             0633                0633
   34             0634                0634
   35             0635                0635
   36             0636                0636
   37             0637                0637
   38             0638                0638
   39             0639                0639
   40             0640                0640
   41             0641                0641
   42             0642                0642
   43             0643                0643
   44             0644                0644
   45             0645                0645

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                ISFSI INVENTORY
                                ---------------
                                    VAULT S
                                    -------

                PREVIOUS
STORAGE         INVENTORY       CURRENT INVENTORY
LOCATION       SEAL NUMBER         SEAL NUMBER             REMARKS
--------       -----------      -----------------          -------
   1              Empty                N/A               No Canister
   2              Empty                N/A               No Canister
   3              Empty                N/A               No Canister

                                                            /
                                      ----------------------------------
                                      Initials               Date

                                   APPENDIX C



                         Escrow Trust Account Agreement

                                TRUST AGREEMENT

                                     AMONG

                       PUBLIC SERVICE COMPANY OF COLORADO

                     FIRST INTERSTATE BANK OF DENVER, N. A.

                                      AND

              UNITED STATES OF AMERICA, ACTING BY AND THROUGH THE
                              DEPARTMENT OF ENERGY


     THIS TRUST AGREEMENT (together with any amendments and supplements hereto, this "Agreement"), dated February 13, 1996, is among Public Service Company of Colorado (together with its successors and assigns), (PSC), the First Interstate Bank of Denver, N. A. (together with its successors and assigns) (First Interstate), and the United States of America, acting by and through the Department of Energy ("DOE"), the Executive Department of the United States established by the Department of Energy Organization Act.


                                    RECITALS


     WHEREAS, First Interstate exists and functions by virtue of the laws of the United States and the State of Colorado and is empowered to receive, manage, disburse, transfer, safekeep, and invest funds and securities; and

     WHEREAS, PSC has entered or will enter into a Settlement Agreement (Contract No. DE-AC07-96ID13425) with DOE relating to the settlement of PSC's claims against DOE, as set forth in its certified claim filed with DOE on June 2, 1995, and PSC's claims against DOE now pending in the United States District Court for the District of Columbia in Civil Action No. 95-0328; and

     WHEREAS, the purpose of this Agreement is to create an escrow account for funds as might be disbursed by DOE to PSC in accordance with this agreement and the Settlement Agreement; and

     WHEREAS, DOE has agreed to transfer $14,000,000.00 into an escrow account at First Interstate established by PSC pursuant to the terms of the Settlement Agreement; which provides, among other things, that DOE shall pay to PSC $16,000,000.00 of the costs of the Independent Spent Fuel Storage Installation (ISFSI) and in settlement of associated claims, with title to the ISFSI passing to the DOE at such time as all applicable legal requirements for transfer are met; and

     WHEREAS, PSC and DOE have determined to select and appoint First Interstate, to receive such latter amount and to hold, manage, disburse, transfer, safekeep, and invest funds and securities for the benefit of both PSC and DOE under the provisions of the Settlement Agreement, and the laws of the United States and the State of Colorado; and

     WHEREAS, First Interstate is aware that earnings on the funds held in the escrow account shall be disbursed to the Miscellaneous Receipts Account of the United States Treasury unless disbursed to PSC as provided hereunder.

     NOW, THEREFORE, in consideration of the mutual undertaking, promises and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto contract and agree as follows:


                                   ARTICLE I.

                         DEFINITIONS AND INTERPRETATION
                         ------------------------------

       SECTION 1.01.  DEFINITIONS.  The following terms shall have the
       --------------------------
respective meanings specified below for all purposes of this Agreement:

     "Account" or "Accounts" shall mean the account or accounts within the Escrow Trust Fund, which may be created and established pursuant to Section 2.01 hereof.

     "Agreement" is defined on page 1 hereof.

     "Authorized Investments" shall mean, with respect to the Escrow Trust Fund, direct obligations of or obligations the principal and interest which are guaranteed by the United States and/or money market funds that are entirely comprised of U. S. Government securities.

     "Authorized Representative of PSC" shall mean the President or a Vice President of PSC, or any other Person specifically authorized in writing to execute instructions and take other necessary actions under this Agreement on behalf of PSC. The specimen signature of the Person or Persons designated as Authorized Representative of PSC shall be contained in or be attached to such designating instrument, and such designation shall be furnished to the other parties. The designation of an Authorized Representative of a party shall remain effective until a new written instrument is filed with or actual notice is given to the other parties that such designation has been revoked.

     "Authorized Representative of DOE" shall mean the Person designated in writing by DOE to act for and on behalf of DOE pursuant to the Settlement Agreement and/or this Agreement. The specimen signature of the Person or Persons designated as Authorized

Representative of DOE shall be contained in or be attached to such designating instrument, and such designation shall be furnished to the other parties. The designation of an Authorized Representative of a party shall remain effective until a new written instrument is filed with or actual notice is given to the other parties that such designation has been revoked.

     "Authorized Representative of First Interstate" shall mean any employee of First Interstate specifically authorized to take action on behalf of First Interstate by a resolution of its Board of Directors.

     "Beneficiaries" are DOE and PSC.

     "DOE" is defined on page 1 of this Agreement.

     "Escrow Release Date" is defined in Section 2.04 hereof.

     "Escrow Trust Fund" shall mean the Public Service Company of Colorado ISFSI Escrow Trust Fund, created and established pursuant to Section 2.01 hereof.

     "First Interstate" shall mean the First Interstate Bank of Denver, N. A. and its successors and assigns.

     "ISFSI" shall mean the Independent Spent Fuel Storage Installation currently owned by PSC in Weld County, Colorado, including all records, equipment, tools, or other devices incident to the loading, unloading, and maintenance of spent nuclear fuel and other material contents of the facility.

     "ISFSI property" means the parcel of land in Weld County, Colorado, on which the ISFSI is located. The ISFSI property is adjacent to the parcel of land on which the decommissioned Fort St. Vrain Nuclear Generating Station (prior to its conversion) is located.

     "Letter of Instructions" shall mean a written authorization and direction to First Interstate signed by Authorized Representatives of the Beneficiaries.

     "Person" shall mean any individual, private or public corporation, and any partnership, association, firm, trust, estate, or any other entity whatsoever.

     "PSC" is defined on page 1 of this Agreement.

     "Settlement Agreement" is defined on page 1 of this Agreement.

     SECTION 1.02.  INTERPRETATION.  This Agreement and all of the terms and
     -----------------------------
provisions hereof shall be liberally construed to effectuate the purposes set forth herein.

     SECTION 1.03.  TITLES AND HEADINGS.  The titles and headings of the
     ----------------------------------
articles and sections of this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict the terms hereof.


                                  ARTICLE II.

                  CREATION AND OPERATION OF ESCROW TRUST FUND

     SECTION 2.01.  CREATION OF ESCROW TRUST FUND.  Pursuant to the Settlement
     --------------------------------------------
Agreement, there is hereby created and established an account known and designated as the Public Service Company of Colorado ISFSI Escrow Trust Fund (the "Escrow Trust Fund"), to be held by First Interstate Bank. The purpose for the creation of the Escrow Trust Fund is to hold in trust and administer certain money received or to be received by First Interstate from DOE pursuant to the terms of the Settlement Agreement. The Escrow Trust Fund established hereunder shall be maintained by First Interstate as a separate and distinct trust fund and all money and securities therein shall be held, administered, invested and disbursed solely in accordance with the provisions of this Agreement for the Beneficiaries and shall be immune from any levy, attachment or lien for the benefit of any creditor of PSC, including First Interstate, and also shall be immune from levy, attachment or lien for the benefit of any creditor of First Interstate or DOE.

     SECTION 2.02.  INITIAL DEPOSIT.  Pursuant to the terms of the Settlement
     ------------------------------
Agreement, DOE has agreed to transfer $14,000,000.00 to First Interstate. Upon receipt of such amount, First Interstate shall immediately deposit the amount so received into the Escrow Trust Fund.

     SECTION 2.03.  ANNUAL REMITTANCE.  Subject to the "Escrow Release Date"
     --------------------------------
provided for in Section 2.04, PSC shall be entitled to annual remittances of $2,000,000.00 from the principal in the Escrow Trust Fund. The first annual Remittance will be made to PSC on the first anniversary of the execution of the Settlement Agreement, or on the first business day immediately following the first anniversary if the first anniversary is not a business day. Subsequent annual remittances will be made on subsequent anniversaries of the Settlement Agreement, or on the first business day following such anniversaries.

     SECTION 2.04.  MONEY TO BE HELD IN TRUST.  All money which is the subject
     ----------------------------------------
of this Agreement shall be held by First Interstate in trust for the benefit of PSC and DOE, as their interests may appear. In managing the Escrow Trust Fund, First Interstate shall be charged with the duty of care which applies to First Interstate as a trustee of funds.

     All money and investments in the Escrow Trust Fund shall remain in the Escrow Trust Fund (less the annual remittances authorized in Section 2.03 and subject to authorized investments and reinvestment therein) and shall not be disbursed or transferred out of the Escrow Fund for any purpose until the "Escrow Release Date." The "Escrow Release Date" shall be the earliest to occur of the following: (i) the date upon which First Interstate receives a certificate executed by an Authorized Representative of DOE, in the form of Exhibit A hereto, certifying that title to the ISFSI and the ISFSI property has vested in DOE; or (ii) the date upon which First Interstate receives a certificate executed by an Authorized Representative of DOE, in the form of Exhibit B hereto certifying that the Settlement Agreement has been terminated pursuant to its terms.

     If the Escrow Release Date occurs pursuant to the provisions of clause (i) above, First Interstate shall hold all amounts, including investment and interest income therein, in the Escrow Trust Fund for the sole account of PSC, and shall disburse and transfer all amounts, including investment and interest income therein, in the Escrow Trust Fund pursuant to written instructions provided to First Interstate by an Authorized Representative of PSC.

     If the Escrow Release Date occurs pursuant to the provisions of clause (ii) above, First Interstate, on the business day next following the Escrow Release Date, shall transfer to the Miscellaneous Receipts Account of the U. S. Treasury, pursuant to the written instructions jointly prepared by Authorized Representatives of DOE and PSC, all investment and interest income in the Escrow Trust Fund, and shall transfer to PSC, pursuant to the written instructions of an Authorized Representative of PSC, all remaining principal, if any, in the Escrow Trust Fund.

     SECTION 2.05.  SECURITY OF CASH BALANCES.  Cash balances on deposit in the
     ----------------------------------------
Escrow Trust Fund from time to time, may not exceed the amount insured by the Federal Deposit Insurance Corporation or a successor federal agency or instrumentality.

     SECTION 2.06.  SEPARATION OF FUNDS.  Funds and Authorized Investments of
     ----------------------------------
the Escrow Trust Fund shall be maintained separate and apart from all other funds and investments held by First Interstate. When and to the extent authorized in advance in writing by the Beneficiaries, the money and investments of the Escrow Trust Fund may be commingled with other funds held by First Interstate for investment purposes, only to the extent required, in the judgment of First Interstate, to obtain the highest and best investment yield then available to the Escrow Trust Fund as a whole, taking into account anticipated or required withdrawals of money that may restrict investment opportunities.

                                  ARTICLE III

                          INVESTMENT OF FUND BALANCES
                          ---------------------------

     SECTION 3.01. INVESTMENT  OF MONEY IN FUND ACCOUNTS AND SUBACCOUNTS.  To
     -------------------------------------------------------------------
the extent commercially feasible, money held in the Escrow Trust Fund, Account, and Subaccounts shall be promptly and fully invested at all times and reinvested by First Interstate in Authorized Investments, selected pursuant to instructions by an Authorized Representative of PSC. First Interstate shall not act on any instructions from PSC to invest in other than Authorized Investments. In the event First Interstate is so instructed, First Interstate will inform DOE immediately. In the absence of instructions, at any time and as to all amounts held in the Escrow Trust Fund, First Interstate is authorized to invest in Authorized Investments selected at its own discretion, using prudent investment standards. Each investment security shall at all times be a part of the Escrow Trust Fund, Account or Subaccount from which the money was applied to acquire such investment security. In computing the amount in the Escrow Trust Fund for purposes of this Agreement, such Authorized Investments shall be valued at their market value. Subject to the provisions of Sections 2.03 and 2.04 hereof, First Interstate shall make funds available whenever necessary in order to provide money for payment of any amounts requested to be paid from the Escrow Trust Fund.

     SECTION 3.02.  EARNINGS AND LOSSES FROM INVESTMENTS.  All earnings and
     ---------------------------------------------------
profits and losses from Authorized Investments shall be accounted for and maintained separately in a subaccount. DOE shall not be liable for any loss of interest, interest penalties or loss of principal incurred as a result of investments, reinvestment, or withdrawals from the Escrow Trust Fund. The principal of the Escrow Trust Fund shall not be charged for any loss of interest, interest penalties, or loss of principal incurred as a result of investments, reinvestment, or withdrawals from the Escrow Trust Fund.

     SECTION 3.03.  LIABILITY.  First Interstate shall not be held liable for
     ------------------------
any action or omission to act pursuant to this Agreement that does not constitute a breach of trust unless such action or omission to act is due to gross negligence (negligence in the case of a breach of trust) or willful misconduct. Neither PSC nor its directors, officers or employees shall be held liable to DOE or any other Person for any act or omission to act with regard to investment of amounts in the Escrow Trust Fund.

                                  ARTICLE IV.

                          RECORDS, REPORT AND EXPENSES
                          ----------------------------

       SECTION 4.01.  RECORDS.  First Interstate shall keep books of records and
       ----------------------
accounts in which complete and correct entries shall be made of all transactions relating to the receipts, disbursements, allocations and applications of the money and Authorized Investments deposited to the Escrow Trust Fund and all proceeds thereof in accordance with generally accepted accounting principles. Such books shall be available for inspection by PSC or DOE at any time during normal business hours. First Interstate shall permit PSC and DOE, at any time during normal business hours, to copy all or any portion of such books and records, and shall furnish to PSC and DOE such information as PSC and DOE may reasonably request, all as may be reasonably necessary for assuring compliance with the requirements of this Agreement.

       SECTION 4.02.  REPORTS.   First Interstate shall submit to PSC and DOE,
       ----------------------
promptly after the end of each calendar quarter, a report of its transactions during such quarter relating to the funds and securities held under this Agreement.

     First Interstate shall furnish PSC and DOE with such other information relating to the Escrow Trust Fund, and the money and securities held therein as PSC or DOE may reasonably request from time to time.

     SECTION 4.03.  FEES AND EXPENSES.  PSC shall and hereby agrees to pay First
     --------------------------------
Interstate from time to time an amount to compensate for the service of performing its duties under this Agreement, as established by the schedule attached to this Agreement as Exhibit C. First Interstate shall provide PSC each calendar quarter with an itemized invoice and shall advise PSC of any amendment to Exhibit C at least ten business days prior to the effective date of such amendment.


                                   ARTICLE V.

                                FIRST INTERSTATE

     SECTION 5.01.  CERTAIN DUTIES AND RESPONSIBILITIES OF FIRST INTERSTATE.
     ----------------------------------------------------------------------
First Interstate undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement and no implied covenants or obligations shall be read into this Trust Agreement against First Interstate.

     In the absence of bad faith on its part, First Interstate may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to First Interstate and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to First Interstate, First Interstate shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement.

     First Interstate shall not be held liable for any action taken by it in the performance or administration of the trust herein created that does not result from its own gross negligence (negligence in the case of a breach of trust) or willful misconduct, and no provision of this Trust Agreement shall be construed to relieve First Interstate from liability for its own grossly negligent action (negligent action in the case of a breach of trust), its own grossly negligent failure to act (negligent failure to act in the case of a breach of trust), or its own willful misconduct, except that:

         (1) this paragraph shall not be construed to limit the effect of the first paragraph of this Section;

         (2) First Interstate shall not be liable for any error of judgment made in good faith, unless it shall be proved that First Interstate was grossly negligent (negligent in the case of a breach of trust) in ascertaining the pertinent facts; and

         (3) no provision of this Trust Agreement shall require First Interstate to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk of liability is not reasonably assured to it.

     Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to First Interstate shall be subject to the provisions of this Section.

     SECTION 5.02.  CERTAIN RIGHTS OF FIRST INTERSTATE.  Except as otherwise
     -------------------------------------------------
provided in Section 5.01:

         (1) First Interstate may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (2) any request or direction of PSC or of DOE shall be sufficiently evidenced by a certificate signed by an Authorized Representative of PSC or of DOE, as the case may be;

         (3) whenever in the administration of this Trust Agreement First Interstate shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, First Interstate (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a certificate signed by an Authorized Representative of PSC or of DOE, as the case may be;

         (4) First Interstate may consult with legal counsel appointed by it with due care and the written advice of such legal counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by First Interstate hereunder in good faith and in reliance thereon;

         (5) First Interstate shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond or other paper or document, but First Interstate, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if First Interstate shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of PSC, personally or by agent or attorney;

         (6) First Interstate may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys appointed with due care by it hereunder;

         (7) First Interstate shall not be obligated to pay interest on any money received by it and held in cash except as expressly provided herein and except as First Interstate may expressly agree in writing;

         (8) It shall not be the duty of First Interstate, except as expressly herein permitted, to see that any duties or obligations herein imposed upon PSC, DOE or other Persons are performed, and First Interstate shall not be liable or responsible because of the failure of PSC, DOE or other such Persons to perform any act required of them by this Trust Agreement;

         (9) First Interstate shall not be accountable for the use or application of any money paid to PSC or DOE pursuant to the provisions hereof;

         (10) In the event of any dispute with respect to the disposition of funds hereunder, First Interstate is hereby expressly authorized to comply with and obey any and all orders, judgments or decrees of any court, and in case First Interstate obeys or complies with any such order, judgment or decree of any court it shall not be liable to any of the parties hereto or any other person, firm, or corporation by reason of such compliance, notwithstanding any such order, judgment or decree be subsequently reversed, modified, annulled, set aside or vacated, or found to have been entered without jurisdiction; and

         (11) In the event of any dispute with respect to the disposition of funds hereunder, the First Interstate may in its sole and absolute discretion, deposit the property described herein or so much thereof as remains in its hands with the appropriate federal court having jurisdiction hereof, and interpleading parties hereto, and upon so depositing such property and filing its complaint in interpleader it shall be relieved of all liabilities under the terms hereof as to the property so deposited, and furthermore, the parties hereto for themselves, their heirs, legal representatives, successors and assigns do hereby submit themselves to the jurisdiction of said federal court and do hereby appoint the then Clerk, or acting clerk, of said federal court as their agent for the service of all process in connection with such proceedings. The institution of any such interpleader action shall not impair the rights of First Interstate.

     SECTION 5.03.  RESIGNATION AND REMOVAL OF FIRST INTERSTATE; APPOINTMENT OF
     --------------------------------------------------------------------------
SUCCESSOR.  No resignation or removal of First Interstate pursuant to this
---------
Section shall become effective until the acceptance of appointment by the successor to First Interstate rights, duties and obligations under this Agreement, such appointment to be made under Section 5.04 hereof.

     First Interstate may resign from its duties hereunder at any time by giving written notice thereof to PSC and DOE, but only if there shall be another Person legally qualified, willing to accept the duties to be resigned by First Interstate. If an instrument of acceptance by a successor to First Interstate hereunder shall not have been delivered to First Interstate within 30 days after the giving of such notice of resignation, First Interstate may petition any court of competent jurisdiction for the appointment of a successor to First Interstate's duties hereunder, to the extent permitted by applicable law.

     First Interstate may be removed from its duties hereunder at any time following payment in full of all accrued but unpaid First Interstate's fees and expenses, upon the delivery of a notice of removal by PSC and DOE to First Interstate, but only if there shall be another Person legally qualified pursuant to applicable law and willing to accept the duties to be resigned by First Interstate.

     If First Interstate shall resign, be removed or become incapable of discharging its duties hereunder, PSC and DOE shall promptly appoint a successor to First Interstate hereunder, which shall be legally qualified pursuant to applicable law and willing to accept the duties to be resigned by First Interstate.

     SECTION 5.04.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TO FIRST INTERSTATE
     -------------------------------------------------------------------------
HEREUNDER.  Every successor to First Interstate appointed hereunder shall
---------
execute, acknowledge and deliver to PSC, DOE and the retiring First Interstate an instrument accepting such appointment, and thereupon the resignation or removal of the retiring First Interstate shall become effective and such successor to First Interstate hereunder, without any further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, trusts and duties of the retiring First Interstate.

     Notwithstanding the preceding paragraph of this Section, on request of PSC, DOE or the successor to First Interstate hereunder, such retiring Person having been appointed as a successor trustee shall execute and deliver an instrument conveying and transferring to such successor to First Interstate hereunder upon the trusts herein expressed all the estates, properties, rights, powers and trusts of the retiring First Interstate, and shall duly assign, transfer and deliver to such successor to First Interstate hereunder all property and money held by such retiring First Interstate.

     Upon the request of any such successor to First Interstate hereunder, PSC and DOE shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor to First Interstate hereunder all such estates, properties rights, powers and trusts.

     No successor to First Interstate hereunder shall accept its appointment unless at the time of such acceptance such successor to First Interstate hereunder shall be qualified and eligible under applicable law to accept such duties and shall have been approved in writing by DOE and PSC.

                                  ARTICLE VI.

                                 MISCELLANEOUS
                                 -------------

     SECTION 6.01.  NOTICES.  Any notice, authorization, request, or demand
     ----------------------
required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when mailed by registered or certified mail, postage prepaid addressed as follows:

     To PSC:

          Richard C. Kelly
          Senior Vice President Finance, Treasurer
                 and Chief Financial Officer
          Public Service Company of Colorado
          1225 17th Street Plaza
          Denver, CO 80202-5533
                 or
          P. O. Box 840
          Denver, CO  80201-0840

     To First Interstate:
          First Interstate Bank of Denver, N. A.
          Corporate Trust Department
          633 Seventeenth Street, 21st Floor
          Denver, CO  80270
          Attention:  Bruce F. Lewis

     To DOE:

          Brad G. Bauer
          Contracting Officer, Idaho Operations Office
          United States Department of Energy
          850 Energy Drive
          Idaho Falls, Idaho 83401-1563

     A United States Post Office registered or certified mail receipt showing delivery of the aforesaid shall be conclusive evidence of the date and fact of delivery. Any party hereto may change the address to which notices are to be delivered by giving to the other parties not less than ten calendar days prior notice thereof.

     SECTION 6.02.  AMENDMENTS.  This Agreement may be amended or supplemented
     -------------------------
only if evidenced in a writing signed by all parties.

     SECTION 6.03.  TERMINATION.  On or prior to the business day next following
     --------------------------
the Escrow Release Date, this Agreement may be terminated only by written agreement of DOE, PSC and First Interstate. After the business day following the Escrow Release Date, this Agreement may be terminated by PSC or First Interstate, with or without cause, by tendering thirty (30) days prior written notice to the other and to DOE in the manner set forth in Section 6.01 hereof.

     SECTION 6.04.  LIMITATION OF RIGHTS.  With the exception of the rights
     -----------------------------------
herein expressly conferred, nothing in or to be implied from this Agreement is intended or shall be construed to give any person other than the parties hereto (and their successors and assigns) any legal or equitable right, remedy or claim under or in respect to this Agreement or in any of the covenants, conditions and provisions herein contained; this Agreement and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto (and their successors and assigns) as provided for herein. First Interstate shall not be liable for any losses from investments made and transfers made in accordance with the standards and procedure set forth in this Agreement except as specifically set forth herein.

     SECTION 6.05.  BINDING AGREEMENT.  This Agreement shall be binding upon
     --------------------------------
PSC, DOE and First Interstate and their respective successors, assigns and legal representatives, and shall inure solely to the benefit of PSC, DOE, and First Interstate and their respective successors, assigns and legal representatives.

     SECTION 6.06 SEVERABILITY.  In case any one or more of the provisions
     -------------------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

     SECTION 6.07 GOVERNING LAW.  This Agreement shall be governed by and
     --------------------------
construed in accordance with the laws of the State of Colorado, except where federal law requires a different result with respect to the rights and obligations of DOE, and is performable in Denver County, Colorado.

     SECTION 6.09.  MULTIPLE COUNTERPARTS.  This Agreement may be executed in
     ------------------------------------
multiple counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Trust Agreement to be executed by their respective duly authorized officers effective as of the date late written below.


                  PUBLIC SERVICE COMPANY OF COLORADO



                  By:
                     -----------------------------------------------------------
                        A. Clegg Crawford                                Date
                        Vice President, Engineering and Operations Support


                  FIRST INTERSTATE BANK OF DENVER, N. A.



                  By:
                     -----------------------------------------------------------
                        Bruce F. Lewis                                   Date
                        Vice President and Trust Officer


                  UNITED STATES OF AMERICA
                  ACTING BY AND THROUGH THE DEPARTMENT OF ENERGY


                  By:
                     -----------------------------------------------------------
                        Brad G. Bauer                                    Date
                        Contracting Officer, Idaho Operations Office

                                   EXHIBIT A


                        CERTIFICATION OF TITLE TRANSFER
                        -------------------------------


The undersigned, a duly authorized representative of the U.S. Department of Energy, hereby certifies to First Interstate Bank of Denver, N.A. that,
effective                 , 199 , title to the Independent Spent Fuel Storage
          ----------------     -
Installation (ISFSI) and the ISFSI property has been transferred from the Public Service Company of Colorado to the U.S. Department of Energy.



                                                  ______________________________
                                                               (Name)

                                                  ______________________________
                                                               (Title)
                                                      U.S. Department of Energy

                                                  ______________________________
                                                                (Date)

In witness hereof:

___________________________
     (Name)

___________________________
     (Title)

___________________________
     (Organization)

                                   EXHIBIT B


                          CERTIFICATION OF TERMINATION
                          ----------------------------


The undersigned, a duly authorized representative of the U.S. Department of Energy, hereby certifies to First Interstate Bank of Denver, N.A. that,
effective             , 199 , the Settlement Agreement executed between
          ------------     -
the Public Service Company of Colorado and the U.S. Department of Energy on February 9, 1996, was terminated in accordance with its terms.


                                                  ______________________________
                                                             (Name)

                                                  ______________________________
                                                             (Title)
                                                    U.S. Department of Energy

                                                  ______________________________
                                                              (Date)


In witness hereof:

__________________________
     (Name)

__________________________
     (Title)

__________________________
     (Organization)

                                First Interstate Bank
                                of Denver, N.A.
                                633 Seventeenth Street
        First                   Denver, CO  80270
        Interstate              303-293-2211
        Bank


                                   EXHIBIT C
                                   ---------

Fees for serving under the escrow trust agreement are as follows:

     Administration fee:        $2,500.00 quarterly, billed in
                                advance, commencing 2/1/96

     Out-of-pocket expenses:    as incurred, reflected on
                                quarterly invoices

Dated:  as of 2/7/96

                                   APPENDIX D



              Coverage and Indemnity Under the Price Anderson Act

                       APPENDIX D TO SETTLEMENT AGREEMENT

COVERAGE AND INDEMNITY UNDER THE PRICE ANDERSON ACT, AS AMENDED, 42 U.S.C. (S) 2210, ET SEQ. (SECTION 170D OF THE ATOMIC ENERGY ACT OF 1954, AS AMENDED)
      ------

     (a) Authority and Applicability. This clause is incorporated into this Agreement pursuant to the authority contained in subsection 170d. of the Atomic Energy Act of 1954, as amended (hereinafter called the Act) and shall apply only if PSC is not subject to Nuclear Regulatory Commission (NRC) financial protection requirements under section 170b. of the Act or NRC indemnification under section 170c. or k. of the Act for activities under this Agreement.

     (b) Definitions. The definitions set out in the Act shall apply to this clause.

     (c) Financial protection. Except as hereafter permitted or required in writing by DOE, PSC will not be required to provide or maintain, and will not provide or maintain at Government expense, any form of financial protection to cover public liability, as described in paragraph (d)(2) below. DOE may, however, at any time require in writing that PSC provide and maintain financial protection of such a type and in such amount as DOE shall determine to be appropriate to cover such public liability, provided that the costs of such financial protection are reimbursed to the contractor by DOE.

     (d)  Indemnification.

     (1) To the extent that PSC and other persons indemnified are not compensated by any financial protection permitted or required by DOE, DOE will indemnify PSC and other persons indemnified against
               (i) claims for public liability as described in subparagraph
               (d)(2) of this clause; and (ii) such legal costs of PSC and other persons indemnified as are approved by DOE provided that DOE's liability, including such legal costs, shall not exceed the amount set forth in section 170e.(1)(B) of the Act in the aggregate for each nuclear incident or precautionary evacuation occurring within the United States or $100 million in the aggregate for each nuclear incident occurring outside the United States, irrespective of the number of persons indemnified in connection with this Agreement.

     (2) The public liability referred to in subparagraph (d)(1) of this clause is public liability as defined in the act which (i) arises out of or in connection with the activities under this Agreement, including transportation; and (ii) arises out of or results from a nuclear incident or precautionary evacuation, as those terms are defined in the Act.

(e)  Waiver of Defenses.

     (1) In the event of a nuclear incident, as defined in the Act, arising out of nuclear waste activities, as defined in the Act, PSC on behalf of itself and other person indemnified, agrees to waive any issue or defense as to charitable or governmental immunity.

(2)  In the event of an extraordinary nuclear occurrence which:
     (i) Arises out of, results from, or occurs in the course of the construction, possession, or operation of a production or utilization facility; or
     (ii) Arises out of, results from, or occurs in the course of transportation of source material, by-product material, or special nuclear material to or from a production or utilization facility; or

     (iii) Arises out of or results from the possession, operation, or use by PSC or its subcontractor(s) of a device utilizing special nuclear material or by-product material, during the course of the Agreement activity; or

     (iv) Arises out of, results from, or occurs in the course of nuclear waste activities, PSC, on behalf of itself and other persons indemnified, agrees to waive:

                    (A) Any issue or defense as to the conduct of the claimant (including the conduct of persons through whom the claimant derives its cause of action) or fault or persons indemnified, including, but not limited to:

                         1.  Negligence;

                         2.  Contributory negligence;

                         3.   Assumption of risk; or

                         4. Unforeseeable intervening causes involving the conduct of a third person or an act of God;

                    (B) Any issue or defense as to charitable or governmental immunity; and

                    (C) Any issue or defense based on any statute of limitations, if suit is instituted within three years from the date on which the claimant first knew, or reasonably could have known, of his injury or damage and the cause thereof. The waiver of any such issue or defense shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of action. The waiver shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified.

         (v) The term extraordinary nuclear occurrence means an event which DOE has determined to be an extraordinary nuclear occurrence as defined in the Act. A determination of whether or not there has been an extraordinary nuclear occurrence will be made in accordance with the procedures in 10 C.F.R. part 840.

     (vi) For the purposes of that determination, "offsite" as that term is used in 10 C.F.R. part 840 means away from "the Agreement location" which phrase means any DOE facility, installation, or site at which activity under this Agreement is being carried on, and any contractor-owned or controlled facility, installation, or site at which PSC is engaged in the performance of activity under this Agreement.

(3)  The waivers set forth above:

     (i) Shall be effective regardless of whether such issue or defense may otherwise be deemed jurisdictional or relating to an element in the cause of aciton;
     (ii) Shall be judicially enforceable in accordance with its terms by the claimant against the person indemnified;
     (iii) Shall not preclude a defense based upon a failure to take reasonable steps to mitigate damages;
     (iv) Shall not apply to injury or damage to a claimant or to a claimant's property which is intentionally sustained by the claimant or which results from a nuclear incident intentionally and wrongfully caused by the claimant;
     (v) Shall not apply to injury to a claimant who is employed at the site of and in connection with the activity where the extraordinary nuclear occurrence takes place, if benefits therefor are either payable or required to be provided under any workers' compensation or occupational disease law;
     (vi) Shall not apply to any claim resulting from a nuclear incident occurring outside the United States;

     (vii) Shall be effective only with respect to those obligations set forth in this clause and in insurance policies, contracts or other proof of financial protection; and

     (viii) Shall not apply to, or prejudice the prosecution or defense of, any claim or portion of claim which is not within the protection afforded under (A) the limit of liability provisions under subsection 170e. of the Act, and (B) the terms of this Agreement and the terms of insurance policies, contracts, or other proof of financial protection.

(f) Notification and litigation of claims. PSC shall give immediate written notice to DOE of any known action or claim filed or made against PSC or other person indemnified for public liability as defined in paragraph
     (d)(2). Except as otherwise directed by DOE, PSC shall furnish promptly to DOE, copies of all pertinent papers received by PSC or filed with respect to such actions or claims. DOE shall have the right to, and may collaborate with, PSC and any other person indemnified in the settlement or defense of any action or claim and shall have the right to (1) require the prior approval of DOE for the payment of any claim that DOE may be required to indemnify hereunder; and (2) appear through the Attorney General on behalf of PSC or other person indemnified in any action brought upon any claim that DOE may be required to indemnify hereunder, take charge of such action, and settle or defend any such action. If the settlement or defense of any such action or claim is undertaken by DOE, PSC or other preson indemnified shall furnish all reasonable assistance in effecting a settlement or asserting a defense.
     (g) Continuity of DOE obligations. The obligations of DOE under this clause shall not be affected by any failure on the part of PSC to fulfill its obligation under this Agreement and shall be unaffected by the death, disability, or termination of existence of PSC, or by the completion, termination or expiration of this Agreement.
     (h) Effect of other clauses. The provisions of this clause shall not be limited in any way by, and shall be interpreted without reference to, any other clause of this Agreement, and any provisions that are later added to this Agreement as required by applicable Federal law, including statutes, executive orders and regulations, to be included in Nuclear Hazards Indemnity Agreements.
     (k) Inclusion in subcontracts. PSC shall insert this clause in any subcontract which may involved the risk of public liability, as that term is defined in the Act and further described in paragraph (d)(2) above. However, this clause shall not be included in subcontracts in which the subcontractor is subject to Nuclear Regulatory Commission
          (NRC) financial protection requirements
          under section 170b. of the Act
          or NRC agreements of indemnification under section 170c. or k. of the Act for the activities under the subcontract.

          (1)       Communications.  In consideration of providing
                    ---------------
                    indemnification under the Price Anderson Act, PSC will take steps necessary to ensure that DOE is provided copies of all correspondence between PSC and the NRC regarding the ISFSI. In addition, PSC will notify DOE immediately (in addition to the NRC) of any situation which PSC determines could possibly incur a liability to DOE under the Price Anderson Act.

                                   APPENDIX E




    Order Related to Dismissal of District of Columbia Civil Action #95-0328

                  IN THE UNITED STATES DISTRICT COURT FOR THE
                             DISTRICT OF COLUMBIA


-----------------------------------
PUBLIC SERVICE COMPANY OF          )                           FILED
COLORADO,                          )                        FEB 1, 1996
                                   )
       Plaintiff,                  )              NANCY MAYER-WHITTINGTON CLERK
                                   )                    U.S. DISTRICT COURT
   v.                              )
                                   )  Civ. Action No: 95-0328
HAZEL R. O'LEARY, Secretary of the )        (Sporkin, J.)
UNITED STATES DEPARTMENT OF        )
ENERGY, in her official capacity,  )
                                   )
       Defendant                   )
                                   )
-----------------------------------


                                     ORDER


    The parties to this lawsuit have requested additional time to pursue settlement discussions relating to this matter beyond the time set forth in the Court's December 14, 1995 Order. The Court hereby

    ORDERS that the time within which plaintiff may refile this lawsuit is extended to February 29, l996. It is further

    ORDERED that, if Plaintiff does not refile the lawsuit on or before February 29, 1996, Plaintiff's Complaint will be deemed to have been dismissed with prejudice.


Date:   1/31/96
      ------------

                                                 /s/ Stanley Sporkin
                                                 -------------------------
                                                 Stanley Sporkin
                                                 United States District Court

                                   EXHIBIT A

                          STATEMENT OF COST (EXAMPLE)
                          ---------------------------

                                   Date                (2)
                                        ---------------------------
 Company Name        (1)           Agreement No.       (3)
              -------------------               -------------------
 Address             (1)           Projected Period   (4) to (4)
        -------------------------                   ---------------
 Telephone No.       (1)           Voucher No.         (5)
              -------------------             ---------------------

                                   Amount Authorized for
Agreement Amount (face value):     Expenditure (Obligated):
-----------------------------                   ---------

Agreement Amount    $              Basic Agreement    $
                     ------------                      ------------
Cost Share          $              All Modifications  $
                     ------------                      ------------
Total               $              Agreement to Date  $
                     ------------                      ------------

Period of performance covered by this billing:         (6)
                                              ---------------------

                                 Claimed for this        Cumulative Claimed
                                  Billing Period        Through Billing Period
                                ------------------     ------------------------

Direct Labor
Fringe Benefits @     %
                 -----
Overhead @     %
          -----
Materials & Supplies
Travel
Subcontract
Other Direct Costs
     Total Costs (less G&A)
                                ------------------     ------------------------
G&A @          %
     ----------                 ------------------     ------------------------
Total Costs                     ------------------     ------------------------
     Total Amount Claimed       ------------------     ------------------------


STATEMENT: I state that, to the best of my knowledge, this invoice is correct and in accordance with the terms of the Agreement and that the costs included herein have been incurred, represent payments made by PSC except as otherwise authorized in the payments provision of the Agreement, and properly reflect the work performed.

----------------------------------     ---------------------------------------
          (Signature)                                    (Title)

Name and Address of preparer:         Name:
                                           -----------------------------------
Company:                              Telephone:
        --------------------------              ------------------------------
Address:
        --------------------------

                                      -9-